Exhibit 10.1
EXCLUSIVE LICENSE AND RESEARCH COLLABORATION AGREEMENT
by and between
MERCK & CO., INC.
and
SURMODICS, INC.

TABLE OF CONTENTS

1.	DEFINITIONS		1

2.	RESEARCH PROGRAM; REGULATORY MATTERS		10

	2.1	Purpose; Responsibilities	10

	2.2	Conduct of Research	11

	2.3	Outline, Specification and Funding of SurModics’ Research Program Activities	12

	2.4	Program Coordinators	15

	2.5	Joint Research Committee	15

	2.6	Exchange of Information	16

	2.7	Records and Reports	16

	2.8	Research Information and Inventions	17

	2.9	Research Program Term; Termination of Research Program	18

	2.10	Materials	19

	2.11	[*]	19

	2.12	Use of Human Materials	19

3.	LICENSES; DEVELOPMENT AND COMMERCIALIZATION		20

	3.1	License Grants to Merck	20

	3.2	Option for Exclusive Other [*] Licenses	21

	3.3	License Grants to SurModics	22

	3.4	No Implied Licenses; Reservation of Rights	23

	3.5	Development and Commercialization	23

	3.6	Excused Performance	24

4.	CONFIDENTIALITY AND PUBLICATION		24

	4.1	Nondisclosure Obligation	24

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

	4.2	SurModics Know-How	25

	4.3	Publication	25

	4.4	Publicity/Use of Names	26

	4.5	Certain Obligations of SurModics	27

5.	PAYMENTS; ROYALTIES AND REPORTS		27

	5.1	License Fee and Milestone Payments	27

	5.2	Royalties	28

	5.3	Reports; Payment of Royalty	30

	5.4	Audits	30

	5.5	Payment Exchange Rate	31

	5.6	Income Tax Withholding	31

6.	REPRESENTATIONS AND WARRANTIES		32

	6.1	Mutual Representations and Warranties	32

	6.2	SurModics Representations and Warranties	32

	6.3	SurModics Further Representations, Warranties and Covenants	34

	6.4	Merck Representations and Warranties	34

	6.5	DISCLAIMER OF WARRANTIES	34

	6.6	LIMITATION ON DAMAGES TO OTHER PARTY	35

7.	PATENT PROVISIONS		35

	7.1	Filing, Prosecution and Maintenance of Patents	35

	7.2	[*]	36

	7.3	Interference, Opposition, Reexamination and Reissue	36

	7.4	Enforcement and Defense	37

	7.5	Infringement	38

	7.6	Cooperation; Patent Term Extension and Restoration	39

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

-ii-

	7.7	[*]	39

8.	MANUFACTURING AND SUPPLY OBLIGATIONS		40

9.	TERM AND TERMINATION		40

	9.1	Term and Expiration	40

	9.2	Termination by Merck	40

	9.3	Termination for Cause	41

	9.4	Effect of Expiration or Termination; Survival	42

10.	INDEMNIFICATION		43

	10.1	Indemnification by Merck	43

	10.2	Indemnification by SurModics	43

	10.3	Third Party Claim Procedure	43

11.	MISCELLANEOUS		44

	11.1	Force Majeure	44

	11.2	Assignment/ Change of Control	44

	11.3	Severability	45

	11.4	Notices	45

	11.5	Applicable Law	46

	11.6	Dispute Resolution	46

	11.7	Entire Agreement; Amendments	48

	11.8	Affiliates	48

	11.9	Headings	48

	11.10	Independent Contractors	48

	11.11	Waiver	48

	11.12	Cumulative Remedies	49

	11.13	Waiver of Rule of Construction	49

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

-iii-

11.14	Certain Conventions	49

11.15	Business Day Requirements	49

11.16	Counterparts	49

11.17	Adverse Experience Reporting	49

-iv-

SCHEDULES

SCHEDULE 1.58	REGULATORY RELATED DOCUMENTS

SCHEDULE 1.65	SURMODICS BACKGROUND PATENTS

SCHEDULE	[*]

SCHEDULE 2.1	RESEARCH PROGRAM

SCHEDULE 2.3.2	[*]

SCHEDULE 2.3.3	[*]

SCHEDULE 3.2.3	FORM OF FEASIBILITY STUDY AGREEMENT

SCHEDULE	[*]

SCHEDULE 4.4	PRESS RELEASES

SCHEDULE 5.1.3	[*]

SCHEDULE 6.2(a)	[*]

SCHEDULE 6.2(l)	[*]

SCHEDULE 6.3	[*]

SCHEDULE 7.2	[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

-v-

EXCLUSIVE LICENSE AND RESEARCH COLLABORATION AGREEMENT
THIS AGREEMENT (this “Agreement”) is effective as of June 26, 2007 (the “Effective Date”) and is entered into by and between Merck & Co., Inc., a corporation organized and existing under the laws of New Jersey (“Merck”) and SurModics, Inc., a corporation organized and existing under the laws of Minnesota (“SurModics”).
RECITALS:
WHEREAS, SurModics has developed SurModics Know-How (as hereinafter defined) and has SurModics Patent Rights (as hereinafter defined) relating to its I-vation Platform (as hereinafter defined);
WHEREAS, Merck and SurModics desire to enter into a research collaboration to develop the I-vation Platform for use with a certain steroid and with Merck’s pharmaceutical and biological products upon the terms and conditions set forth herein;
WHEREAS, Merck desires to obtain a license under SurModics Technology (as hereinafter defined) upon the terms and conditions set forth herein and SurModics desires to grant such a license;
NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the Parties hereby agree as follows:
1.	DEFINITIONS

Unless specifically set forth to the contrary herein, the following terms, whether used in the singular or plural, shall have the respective meanings set forth below:

1.1	“Act” shall mean, as applicable, the United States Federal Food, Drug and Cosmetic Act, 21 U.S.C. §§ 301 et seq., and/or the Public Health Service Act, 42 U.S.C. §§ 262 et seq., as such may be amended from time to time.

1.2	“Affiliate” shall mean with respect to any Party, (a) any other Person of which [*] or more of the securities or other ownership interests representing the equity, the voting stock or, if applicable, general partnership interest of such other Person are owned, controlled, or held, directly or indirectly by, or under common ownership or control with, such Party; or (b) any other Person that, directly or indirectly, owns, controls, or holds [*] (or the maximum ownership interest permitted by law) or more of the securities or other ownership interests representing the equity, the voting stock or, if applicable, the general partnership interest, of such Party or is otherwise able to control the direction of such Party.[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

1.3	“Calendar Quarter” shall mean the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31.

1.4	“Calendar Year” shall mean each successive period of twelve (12) months commencing on January 1 and ending on December 31.

1.5	“cGMPs” shall mean all applicable laws and regulations, including, without limitation, the laws and regulations applicable in the United States, European Union, and/or Japan, relating to the Manufacture (as defined in Article 8 and the Supply Agreement) of I-vation Platform, Products and/or Surgical Instruments.

1.6	“Change of Control” shall mean with respect to a Party: (a) the sale of all or substantially all of such Party’s assets or business relating to this Agreement; (b) a merger, reorganization or consolidation involving such Party in which the voting securities of such Party outstanding immediately prior thereto cease to represent at least [*] of the combined voting power of the surviving entity immediately after such merger, reorganization or consolidation; or (c) a person or entity, or group of persons or entities, acting in concert to acquire more than [*] of the voting equity securities or management control of such Party.

1.7	“Clinical Trial” shall mean a Phase I Clinical Trial, Phase II Clinical Trial or Phase III Clinical Trial, as applicable.

1.8	“Combination Product” shall mean the I-vation Platform incorporating a combination of two or more of the following: TA Compound(s), [*] or Licensed Other [*] Compound(s) as active ingredients and, for the purposes of Sections 5.2 through 5.6, in final form (a) for sale by prescription, over-the-counter or any other method, or (b) for administration in a Clinical Trial or post-Marketing Authorization clinical trial.

1.9	“Commercially Reasonable Efforts” shall mean (a) with respect to the efforts to be expended by a Party to accomplish a particular objective other than those covered by clause (b), the good faith and diligent efforts, consistent with the usual practice followed by such Party, to accomplish a similar objective under similar circumstances; and (c) [*] Commercially Reasonable Efforts shall be determined on a market-by-market basis for a particular Product, and it is anticipated that the level of effort will be different for different markets, and will change over time, reflecting changes in the status of the Product and the market(s) involved.

1.10	“Competing Pharma Change of Control” means a Change of Control involving a Person or group of Persons acting in concert (a) with collective worldwide sales of ethical pharmaceutical products in the Calendar Year that preceded the Change of Control were [*] or more, or (b) [*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

1.11	“Competing Product” shall mean, with respect to a particular Product and country of sale, a product (a) using a [*]

1.12	“Control,” “Controls” or “Controlled by” shall mean with respect to any item of or right under SurModics Patent Rights, Merck Patent Rights, SurModics Know-How or Merck Know-How, or any other intellectual property rights, the possession of (whether by ownership or license, other than pursuant to this Agreement), or the ability of a Party or its Affiliates, as the case may be, to grant access to, or a license or sublicense of, such item or right as provided for herein without violating the terms of any agreement or other arrangement with any Third Party existing at the time such Party would be required hereunder to grant the other Party such access or license or sublicense.

1.13	“Extraction Tool” shall mean the surgical tool that is used to remove the Intravitreal Implant from the eye.

1.14	“FDA” means the U.S. Food and Drug Administration.

1.15	“Field” shall mean [*]

1.16	“Filing” of an NDA shall mean the acceptance by a Regulatory Authority of an NDA for filing.

1.17	“First Commercial Sale” shall mean, with respect to any Product, the first sale for end use or consumption of such Product in a country, excluding, however, any sale or other distribution for use in a Clinical Trial or post-Marketing Authorization clinical trial.

1.18	“GLP” or “Good Laboratory Practice” shall mean the applicable then-current standards for laboratory activities for pharmaceuticals or biologicals, as set forth in the Act and any regulations or guidance documents promulgated thereunder, as amended from time to time, together with any similar standards of good laboratory practice as are required by any Regulatory Authority in the Territory.

1.19	“Improvements” shall mean any and all enhancements, discoveries, inventions, additions, alterations, modifications, design changes and other improvements, whether or not patentable, with respect to the I-vation Platform and Surgical Instruments Controlled by SurModics or its Affiliates during the Term.

1.20	“IND” shall mean an Investigational New Drug application, Investigational Device Exemption, Clinical Study Application, Clinical Trial Exemption, or similar application or submission for approval to conduct human clinical investigations filed with or submitted to a Regulatory Authority in conformance with the requirements of such Regulatory Authority.

1.21	“Information” shall mean any and all information and data including without limitation, all Merck Know-How, SurModics Know-How, and all other scientific, pre-clinical,

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

clinical, regulatory, manufacturing, marketing, financial and commercial information or data, whether communicated in writing or orally or by any other method, which is provided by one Party to the other Party in connection with this Agreement.

1.22	“Initiation,” “Initiates” or “Initiated” shall mean, with respect to a Clinical Trial, the administration by Merck or its Affiliates of the first dose to a patient in such Clinical Trial.

1.23	“Initiation of a Feasibility Study” shall mean [*]

1.24	“Initiation of IND-Enabling Study” shall mean [*]

1.25	“Insertion Tool” shall mean the surgical tool that is used to insert the Intravitreal Implant into the eye.

1.26	“Intravitreal Implant” shall mean [*]

1.27	“Invention” shall mean any process, method, composition of matter, article of manufacture, discovery or finding that is conceived and/or reduced to practice as a result of the Research Program and/or a Feasibility Study conducted in accordance with this Agreement.

1.28	“I-vation Platform” shall mean [*]

1.29	“I-vation TA Product” shall mean the Intravitreal Implant incorporating a TA Compound as evaluated in the STRIDE Clinical Trial.

1.30	“JHU License Agreement” means that certain license agreement entered into on or about September 4, 2001 between The Johns Hopkins University (“JHU”) and InnoRx, Inc. (“InnoRx") relating to Drug Delivery, the Addendum entered into on or about November 14, 2003, the Second Addendum entered into on or about December 21, 2004, the Amendment entered into January 14, 2005, the Third Addendum entered into on May 31, 2007, and the letter agreement dated as of June 19, 2007.

1.31	“Joint Program Information and Inventions” shall mean all protocols, formulas, data, Inventions, know-how and trade secrets, resulting from the Research Program and/or the Feasibility Studies, whether or not patentable, developed or invented jointly by employee(s) of Merck, its Affiliates and/or a Third Party acting on behalf of Merck or its Affiliates within the scope of the Research Program and/or the Feasibility Studies, on the one hand, and employee(s) of SurModics, its Affiliates and/or a Third Party acting on behalf of SurModics or its Affiliates within the scope of the Research Program and/or the Feasibility Studies, on the other hand.

1.32	“Joint Program Know-How” shall mean all Joint Program Information and Inventions that are not claimed or covered by Joint Program Patent Rights.

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

1.33	“Joint Program Patent Rights” shall mean any and all Patent Rights which during the Term are Controlled by SurModics and Merck (or their respective Affiliates) in accordance with Section 2.8.1(c) that claim or cover Joint Program Information and Inventions.

1.34	“JRC” or “Joint Research Committee” shall mean the joint research committee established to facilitate the Research Program and Feasibility Studies, as more fully defined in Section2.5.1.

1.35	[*]

1.36	[*]

1.37	“Know-How Royalty” shall have the meaning given such term in Section 5.2.1(b).

1.38	“Licensed Other [*] Compounds” shall mean the Other [*]

1.39	“Major EU Market” shall mean [*]

1.40	“Marketing Authorization” shall mean all approvals and permits from the relevant Regulatory Authority necessary to market and sell a Product and/or Surgical Instrument in any country (including without limitation, all applicable pricing and governmental reimbursement approvals even if not legally required to sell Product or Surgical Instrument(s) in a country).

1.41	“Merck Program Information and Inventions” shall mean all protocols, formulas, data, Inventions, know-how and trade secrets, resulting from the Research Program and/or Feasibility Study, whether or not patentable, and is developed or invented solely by employees of Merck or its Affiliates or Third Parties acting on behalf of Merck or its Affiliates within the scope of the Research Program and/or the Feasibility Studies.

1.42	“Merck Know-How” shall mean any information and materials, including but not limited to discoveries, improvements, processes, methods, protocols, formulas, data, inventions (including without limitation Merck Program Information and Inventions and Merck’s rights in Joint Program Information and Inventions), know-how and trade secrets, patentable or otherwise, which as of the Effective Date and/or during the Term, (a) are Controlled by Merck or its Affiliates, (b) are not generally known and (c) are necessary to SurModics in the performance of its obligations under the Research Program, the Feasibility Studies and/or the manufacture and supply by SurModics of Clinical Supplies and commercial supply of the Products to Merck and its Related Parties in accordance with Article 8.

1.43	“Merck Patent Rights” shall mean Patent Rights which during the Term are Controlled by Merck or its Affiliates that claim or cover Merck Know-How.

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

1.44	“NDA” shall mean a New Drug Application, Biologics License Application, Worldwide Marketing Application, Marketing Authorization Application, Premarket Approval (PMA), Premarket Notification filing pursuant to Section 510(k) of the US Food, Drug and Cosmetics Act, or similar application or submission for Marketing Authorization of a Product filed with a Regulatory Authority to obtain marketing approval for a biological, pharmaceutical or diagnostic product in that country or in that group of countries.

1.45	“Net Sales” shall mean the gross amount invoiced for Products sold by Merck or its Related Parties to the first Third Party after deducting, if not previously deducted, from the amount invoiced:
(a)	trade and quantity discounts other than early payment cash discounts;

(b)	returns, rebates, chargebacks and other allowances;

(c)	retroactive price reductions that are actually allowed or granted;

(d)	[*]

(e)	[*]
For the avoidance of doubt, the gross amount invoiced for Products will not include value added taxes and other similar taxes on Product.

1.46	“Other [*] Compound(s)” shall mean [*]

1.47	“Other [*] Product(s)” shall mean the [*] and, for the purposes of Sections 5.2 through 5.6, that is in final form (a) for sale by prescription, over-the-counter or any other method, or (b) for administration in a Clinical Trial or post-Marketing Authorization clinical trial.

1.48	“Party” shall mean Merck and SurModics, individually, and “Parties” shall mean Merck and SurModics, collectively.

1.49	“Patent Rights” shall mean any and all issued patents and patent applications in the Territory (which for the purposes of this Agreement shall be deemed to include certificates of invention and applications for certificates of invention) and any divisionals, continuations, continuations-in-part, reissues, renewals, substitutions, registrations, re-examinations, revalidations, supplementary protection certificates, pediatric exclusivity periods, any other patent term extensions and exclusivity periods and the like of any such patents and patent applications, and any and all U.S. and foreign equivalents of the foregoing.

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

1.50	“Person” shall mean any individual, corporation, joint venture, limited liability company, partnership, limited partnership, limited liability partnership, trust or any other private, public or governmental entity.

1.51	“Phase I Clinical Trial” shall mean a human clinical trial in any country that would satisfy the requirements of 21 CFR 312.21(a).

1.52	“Phase II Clinical Trial” shall mean a human clinical trial in any country that would satisfy the requirements of 21 CFR 312.21(b).

1.53	“Phase III Clinical Trial” shall mean a human clinical trial in any country that would satisfy the requirements of 21 CFR 312.21(c).

1.54	“Polymers” shall mean [*]

1.55	“Product(s)” shall mean TA Product(s), [*], Other [*] Product(s), or Combination Product(s), individually or collectively, unless otherwise specified and, for the purposes of Sections 5.2 through 5.6, that is in final form (a) for sale by prescription, over-the-counter or any other method, or (b) for administration in a Clinical Trial or post-Marketing Authorization clinical trial.

1.56	“Program Patent Rights” shall mean the Joint Program Patent Rights and SurModics Program Patent Rights.

1.57	“Regulatory Authority” shall mean any applicable government regulatory authority involved in granting approvals for the manufacturing, marketing, reimbursement and/or pricing of a Product or Surgical Instrument in the Territory, including, in the United States, the United States Food and Drug Administration and any successor governmental authority having substantially the same function.

1.58	“Regulatory Related Documents” shall mean all documents and records filed with or relied upon on in any filings with Regulatory Authorities with respect to any chemistry, manufacturing or control information, non-clinical studies or Clinical Trial relating to the TA Product conducted by or on behalf of SurModics as of the Effective Date, including, without limitation, documents relating to the STRIDE Clinical Trial and the planned Phase II Clinical Trial for the TA Product. Regulatory Related Documents shall include without limitation the documents and records listed on Schedule 1.58 attached hereto.

1.59	“Related Party” shall mean each of Merck, its Affiliates, and their respective sublicensees (which term does not include distributors), as applicable.

1.60	“Research Program” shall mean the research and development activities undertaken by the Parties hereto as set forth in Article 0. Unless otherwise specified, references herein to the Research Program shall include the separate research programs for each [*], as generally outlined on Schedule 2.1.

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

1.61	“Research Program Term” shall with respect to [*], have the meaning given such term in Section 2.9. All references to Research Program Term shall be deemed to include any extension of the Research Program Term in accordance with such Section 2.9.

1.62	“STRIDE Clinical Trial” shall mean the Phase I Clinical Trial, commenced by SurModics prior to the Effective Date, assessing the safety and tolerability of the I-vation TA Product in patients with diabetic macular edema under the TA Product IND.

1.63	“Supply Agreement” shall mean the Supply Agreement, effective as of the Effective Date pursuant to which SurModics or its Affiliates (a) will Manufacture (as defined in the Supply Agreement) and supply Clinical Product or Marketed Product (as each such term is defined in the Supply Agreement) to Merck or its Related Parties, and (b) will provide scale up and transfer of manufacturing capabilities to Merck.

1.64	“Surgical Instruments” shall mean the Insertion Tool and/or the Extraction Tool, and any Improvements thereto.

1.65	“SurModics Background Patent Rights” shall mean [*]

1.66	“SurModics Know-How” shall mean [*]

1.67	“SurModics Patent Rights” shall mean the SurModics Background Patent Rights and [*]

1.68	“SurModics Program Information and Inventions” shall mean [*]

1.69	“SurModics Program Know-How” shall mean SurModics Joint Program Information and Inventions that are not claimed or covered by SurModics Program Patent Rights.

1.70	“SurModics Program Patent Rights” shall mean [*]

1.71	“SurModics Program Technology” shall mean SurModics Program Information and Inventions, including without limitation SurModics Program Patent Rights and SurModics Program Know-How.

1.72	“SurModics Technology” shall mean the [*]

1.73	“TA Compound(s)” shall mean [*].

1.74	“TA Product” shall mean the I-vation Platform incorporating a TA Compound as an active ingredient (which shall include without limitation the I-vation TA Product) and, for the purposes of Sections 5.2 through 5.6, that is in final form (i) for sale by prescription, over-the-counter or any other method, or (ii) for administration in a Clinical Trial or post-Marketing Authorization clinical trial.

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

1.75	“TA Product IND” shall mean the IND submitted by SurModics to the FDA for authorization to conduct the STRIDE Clinical Trial.

1.76	[*]

1.77	“Territory” shall mean all of the countries in the world, and their territories and possessions.

1.78	“Third Party” shall mean an entity other than Merck and its Related Parties, and SurModics and its Affiliates.

1.79	“Valid Patent Claim” shall mean [*]

1.80	Other Definitions:

AAA	11.6.1
Adverse Experience	11.17
Agreement	Preamble
Clinical Data Package	2.1.4
Clinical Supplies	8.4.1(a)
[*]	3.2.2(a)
Compulsory License	5.2.3
Effective Date	Preamble
Excluded [*]	3.2.2(b)
Estimated Costs	2.3.2
Excluded Claim	11.6.7
Feasibility Study	3.2.3(a)
Human Materials	2.12
Indemnified Party	10.3
Indemnifying Party	10.3
Infringement Notice	7.4
Initial Work Period	2.3.2
InnoRx	1.30
JHU	1.30
Know-How Royalty	5.2.1(b)
Merck	Preamble
Materials	2.10
Option [*]	3.2.2(c)

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Other [*] License Option	3.2.1
Other [*] Compound Option Period	3.2.1(a)
Patent Royalty	5.2.1(a)
Program Coordinator	2.4
Progress Reports	3.5.3
Providers	2.12
SurModics	Preamble
Selection Notice	3.2.2(a)
Sensitive Information	11.2.3(d)
Serious	11.7
Supporting Documents	9.3.2
[*] Selection Fee	3.2.3(b)
Term	9.1
Third Party Notice	3.2.4
Third Party Patent License	5.2.4
Work Plan	2.3.2
2.	RESEARCH PROGRAM; REGULATORY MATTERS
2.1	Purpose; Responsibilities
2.1.1	Purpose of Research Program. SurModics and Merck shall engage in the Research Program for the TA Products, [*], upon the terms and conditions set forth in this Agreement. Merck may request that SurModics undertake certain activities in the course of the Research Program as generally outlined in Schedule 2.1, which schedule may be amended from time to time by the JRC in accordance with this Article 2. The objectives of the Research Program are [*]

2.1.2	Merck Responsibilities. Merck shall have responsibility for the development of Products in the Territory within the scope of the rights granted to it hereunder and upon the terms and conditions set forth in this Agreement, and subject to SurModics’ performance of its research and development obligations as set forth in this Article 2 and other obligations set forth in this Agreement.

2.1.3	SurModics Responsibilities. SurModics shall collaborate with Merck in the development of the TA Products, [*], and shall provide support as may be reasonably requested by Merck, in accordance with the provisions of Section 2.3.

2.1.4	Initial delivery of I-vation TA Clinical Data Package and Transfer of Certain Other Documents and Files to Merck. To facilitate the transfer of development responsibilities to Merck:

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

(a)	within seven (7) calendar days of the Effective Date, SurModics shall provide Merck with a “Clinical Data Package” (as delineated below) which shall consist of
i.	[*]

ii.	[*]

iii.	[*]
If Merck in good faith believes that the Clinical Data Package is not complete Merck may ask the JRC to meet, and in good faith discuss such concerns.
(b)	After delivery of the Clinical Data Package to Merck, SurModics and its Affiliates shall:
(i)	within thirty (30) days after the Effective Date, transfer and assign to Merck the TA Product IND in electronic format and provide Merck with all Regulatory-Related Documents related thereto;

(ii)	as requested by Merck during the Term, provide Merck and, upon Merck’s request, its Related Parties with access to any regulatory submissions filed with any Regulatory Authorities and the data and know-how contained therein, including without limitation, Drug Master Files and Device Master Files, of SurModics and its Affiliates that relate to the I-vation Platform, TA Product, and the Surgical Instruments;

(iii)	as requested by Merck during the Term, cause its suppliers of the I-vation Platform and the TA Product to provide Merck and its Affiliates with access to any regulatory submissions filed with any Regulatory Authorities and the data and know-how contained therein, including without limitation, Drug Master Files and Device Master Files, of such Third Parties that relate to the I-vation Platform, TA Product, and the Surgical Instruments; and

(iv)	take such other steps with respect to the TA Product IND, Regulatory-Related Documents and Research Program as Merck may reasonably request.
2.2 Conduct of Research
2.2.1	Conduct of Research Program. SurModics and Merck shall each proceed with its respective responsibilities under the Research Program in accordance with the

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

terms of this Agreement. SurModics and Merck shall each conduct its respective responsibilities under the Research Program in good scientific manner, and in compliance in all material respects with all requirements of applicable laws, rules and regulations and all applicable Good Laboratory Practices and attempt to achieve their objectives efficiently and expeditiously. SurModics and Merck each shall proceed diligently with the work set out in the Research Program by using their respective Commercially Reasonable Efforts to allocate sufficient time, effort, equipment and facilities to the Research Program and to use personnel with sufficient skills and experience as are required to accomplish the Research Program in accordance with the terms of this Agreement and Schedule 2.1.

2.2.2	Use of Third Parties. Merck shall be entitled to utilize the services of its Affiliates and Third Parties to perform its Research Program activities. SurModics shall be entitled to utilize the services of Third Parties to perform its Research Program activities only upon Merck’s prior written consent or as specifically set forth in Schedule 2.1. Notwithstanding any such consent, each Party shall remain at all times fully liable for its respective responsibilities under the Research Program.
2.3	Outline, Specification and Funding of SurModics’ Research Program Activities
2.3.1	Outline of SurModics’ Research Program Activities. SurModics’ research and development activities under this Article 2 are outlined on Schedule 2.1, which generally fall within the scope of the following areas:
(a)	[*]

(b)	[*]

(c)	[*]

(d)	[*]

(e)	[*]

(f)	[*]

(g)	provide any other support or assistance that may be requested by Merck in connection with the research and development of the Products.
2.3.2	Establishing SurModics’ Specific Responsibilities under the Research Program. With respect to the separate Research Programs (as generally outlined on Schedule 2.1) for each of the TA Product, [*], as the case may be, SurModics shall perform its responsibilities within the scope of the areas generally specified in Section 2.3.1 (or as otherwise agreed among the Parties) as requested by Merck. Merck shall compensate SurModics for its work under each Research

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Program as set forth in Section 2.3.3. For each Research Program, the specific work to be performed by SurModics under such Research Program shall be established pursuant to the procedures set forth below.
(a)	Subject to Section 2.3.2(b), with respect to each Research Program outlined on Schedule 2.1, no later than sixty (60) days prior to the commencement of any Calendar Quarter during the applicable Research Program Term, Merck shall notify SurModics in writing as to the general scope of the work Merck would like SurModics to perform during such Calendar Quarter (and, if Merck desires, covering up to the next four Calendar Quarters) under such Research Program. Merck may alternatively communicate such requests to SurModics through the JRC meetings and or the Program Coordinators. Promptly after delivery of such notification by Merck, Merck and SurModics shall, in good faith mutually agree through the JRC or the Program Coordinators upon a written work plan (each a “Work Plan”) describing the specific research and development activities to be performed by SurModics under each such Research Program during such Calendar Quarter (or for up to the next four Calendar Quarters, as the case may be), which shall also include a budget of SurModics’ estimated costs (including hourly task estimates and anticipated costs) to perform the Work Plan to be proposed by SurModics, and approved by Merck (“Estimated Costs”) reasonably sufficient to fund (in accordance with the reimbursement principles specified in Section 2.3.3) those research and development activities to be carried out by SurModics as contemplated in such Work Plan. Each Work Plan and its Estimated Costs shall be agreed by the Parties prior to the commencement of the applicable Calendar Quarter.

(b)	Schedule 2.3.2 sets forth the preliminary Work Plans (including the Estimated Costs) for the Research Programs for TA Products [*] (the “Initial Work Period”). Promptly after the Effective Date, the JRC shall meet in good faith to discuss and approve the Work Plan and Estimated Costs for SurModics work during the Initial Work Period (including any necessary adjustments thereto). The JRC shall endeavor to approve the Work Plans and Estimated Costs for the Initial Work Period no later than thirty (30) days after the Effective Date. Following such JRC approval, SurModics shall perform the research and development activities (and Merck shall compensate SurModics) in accordance with such approved Work Plans and Section 2.3.
2.3.3	Merck’s Funding of SurModics Work Under a Work Plan.

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

(a)	For research and development activities performed in accordance with each Work Plan, Merck will pay SurModics [*] basis [*] Merck will also reimburse SurModics for SurModics’ [*]

(b)	Periodically during each Research Program where SurModics is performing work under a Work Plan, and as requested by Merck, the Program Coordinators for each Party shall meet and discuss SurModics progress, [*] for work assigned to SurModics under any Work Plan. The goal of such discussions shall be to ensure that the contemplated work under a Work Plan is appropriately completed and performed within its Estimated Costs. SurModics shall also, on a monthly basis during each Calendar Quarter in which it is performing work under a Work Plan, provide Merck’s Program Coordinator with an update of SurModics then current progress toward fulfilling its obligations under such Work Plan, together with a summary of its [*] for such work during such prior month.

(c)	No later than [*] following the conclusion of each Calendar Quarter, in which SurModics has performed work under any Work Plan, SurModics shall provide Merck a detailed invoice for such Calendar Quarter setting forth a detailed list of the work actually performed by SurModics under the Work Plan(s) covering such Calendar Quarter, together with a detailed list of [*] Merck shall pay SurModics within [*] of Merck’s receipt of a satisfactory invoice. Notwithstanding anything to the contrary in this Agreement, unless otherwise agreed to by the Parties, Merck’s total financial obligations under any Work Plan shall not exceed the Estimated Costs for such Work Plan, and SurModics shall not be obligated to continue its performance under such Work Plan incurring costs and expenses in excess of the Estimated Costs.

(d)	SurModics will keep (and cause its agents performing services under any Research Program to keep) true, accurate and complete records of [*] sufficient detail to permit determination of the costs of such goods and services, and will provide Merck’s Program Coordinator with evidence of such costs to enable Merck’s Program Coordinator to monitor and report on such expenses. [*]
2.3.4	SurModics shall require that all SurModics personnel, employees, consultants and agents involved in any of the Research Programs have entered into confidentiality and invention assignment agreements that are consistent with the provisions of this Agreement and shall be obligated to assign any rights they may have in any SurModics Program Technology and Joint Program Information and Inventions made during such work to SurModics consistent with any rights granted to Merck in any such Program Technology under this Agreement.

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

2.4	Program Coordinators

Each Party shall appoint a representative to serve as the primary contact between the Parties with respect to the Research Program and to coordinate its respective activities under the Research Program (“Program Coordinator”). Each Party shall name its Program Coordinator and notify the other Party of such person promptly following the Effective Date. Each Party may change its Program Coordinator from time to time, in its sole discretion, effective upon providing written notice to the other Party of such change.

2.5	Joint Research Committee

The Parties hereby establish a committee to facilitate the Research Program and Feasibility Studies as follows:
2.5.1	Composition of the Joint Research Committee. The Research Program shall be conducted under the direction of a joint research committee (the “JRC”) comprised of [*] representatives of Merck and [*] representatives of SurModics. Each Party shall name its JRC representatives and notify the other Party of its JRC representatives promptly following the Effective Date. Each Party may change its representatives to the JRC from time to time, in its sole discretion, effective upon providing written notice to the other Party of such change. These representatives shall have appropriate technical credentials, experience and knowledge, and ongoing familiarity with the Research Program. Additional representatives or consultants may from time to time, by mutual consent of the Parties, be invited to attend JRC meetings, subject to such representative’s or consultant’s written agreement to comply with the requirements of Section 4.1. The JRC shall be chaired by a representative of Merck. Each Party shall bear its own expenses related to the attendance of such meetings by its representatives.

2.5.2	Scope of JRC Oversight. The JRC’s oversight responsibilities shall be limited to the Research Program activities specified in Schedule 2.1 and the Feasibility Studies. Within such scope, the JRC shall:
(a)	[*]

(b)	[*]

(c)	[*]

(d)	[*]

(e)	[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

(f)	[*]

(g)	[*]
Notwithstanding anything to the contrary in the foregoing, the JRC shall not have any supervisory or decision making authority beyond the Research Program activities specified in Schedule 2.1 and Feasibility Studies.

2.5.3	Decision-Making. Decisions of the JRC shall be made unanimously, with each Party having one vote. [*]

2.5.4	Meetings. The JRC shall meet in accordance with a schedule established by mutual written agreement of the Parties, but no less frequently than once per Calendar Quarter, with the location for such meetings alternating between SurModics and Merck facilities (or such other location as may be determined by the JRC). Alternatively, the JRC may meet by means of teleconference, videoconference or other similar communications equipment.

2.5.5	Termination of the JRC. All of the JRC’s functions and duties with respect to each of the TA Products, [*] shall automatically terminate upon the conclusion of the Research Program Term related to such TA Products, [*], as the case may be; provided, however, thereafter during the Term Merck may, in its sole discretion, call a meeting of the JRC from time-to-time to discuss and exchange information regarding the Products and any other scientific and development information relating to the Products.
2.6	Exchange of Information

In addition to the obligations specified in Section 2.1.4, upon execution of this Agreement, and on an ongoing basis during the Research Program Term, SurModics shall promptly disclose to Merck in writing or in an electronic format all SurModics Know-How not previously disclosed and any SurModics Information and Inventions, including any Improvements relating to the I-vation Platform and Surgical Instruments as reasonably requested by or that may be reasonably necessary or useful for Merck to carry out its rights and obligations under this Agreement.

2.7	Records and Reports
2.7.1	Records. SurModics shall maintain records, in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes, which shall fully and properly reflect all work done and results achieved in the performance of the Research Program by SurModics.

2.7.2	Copies and Inspection of Records. Not more than [*] Merck shall have the right, during normal business hours and upon reasonable notice, to inspect and copy all

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

such records of SurModics referred to in Section 2.7.1. Merck shall maintain such records and the information disclosed therein in confidence in accordance with Section 4.1. Merck shall have the right to arrange for its employees and/or Third Parties involved in the activities contemplated hereunder to visit the offices and laboratories of SurModics and any of its Third Party contractors as permitted under Section 2.2 during normal business hours and upon reasonable notice, and to discuss the Research Program work and its results in detail with the technical personnel of SurModics. Upon request, SurModics shall provide copies of the records described in Section 2.7.1.

2.7.3	Quarterly Reports. Within [*] following the end of each Calendar Quarter during the Term, SurModics shall provide to Merck a written progress report which shall describe the work performed to date on the Research Program, evaluate the work performed in relation to the goals of the Research Program and provide such other information as may be required by the Research Program or reasonably requested by Merck relating to the progress of the goals or performance of the Research Program.
2.8	Research Information and Inventions
2.8.1	Ownership of Information and Inventions. Subject to the licenses granted between the Parties under this Agreement, the entire right, title and interest in:
(a)	SurModics Program Information and Inventions shall be [*]

(b)	Merck Program Information and Inventions shall be [*]

(c)	Joint Program Information and Inventions shall be [*]
Within [*] following the end of each Calendar Quarter during the applicable Research Program Term, (i) SurModics shall disclose to Merck in writing the development, making, conception or reduction to practice of SurModics Program Information and Inventions and Joint Program Information and Inventions made during such Calendar Quarter (or in any previous Calendar Quarter if it had not yet been so disclosed by SurModics) and (ii) Merck shall disclose to SurModics in writing the development, making, conception or reduction to practice of Joint Program Information and Inventions made during such Calendar Quarter (or in any previous Calendar Quarter if it had not yet been so disclosed by Merck).

2.8.2	Inventorship. Inventorship of Inventions, whether or not patentable, conceived and/or reduced to practice by the Parties in the course of exercising rights or performing obligations pursuant to this Agreement, all related intellectual property rights, and all other information developed in the course of the Parties’

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

exercise of rights under or performance of this Agreement shall be determined in accordance with the rules of inventorship under United States patent laws.
2.9	Research Program Term; Termination of Research Program
2.9.1	Term. Except as otherwise provided herein, the initial term of the Research Program shall [*] The Parties may extend any Research Program Term by mutual written agreement of the authorized representative of the Parties, and shall, in such case, amend Schedule 2.1, as applicable. In addition, Merck may extend each such Research Program Term by an additional [*] period, for a total of up to [*] renewals by providing SurModics written notice of each such [*] renewal no later than [*] prior to the then termination date for such Research Program Term, in each such case the Parties shall amend Schedule 2.1 as applicable. The initial term and any subsequent extension term(s) with respect to the TA Product, [*] are collectively for each such Product referred to as the “Research Program Term” for such Product.

2.9.2	Termination by Merck. At anytime during the Research Program Term, Merck, in its sole discretion, shall have the right to terminate any or all of the Research Programs or any Work Plan, by giving [*] advance written notice to SurModics. Upon termination of any or all of the Research Programs (or a particular Work Plan), or at any other time that Merck may request, SurModics agrees to return all Merck Information, the Materials, and all documents generated by SurModics in connection with the Research Program so terminated by Merck. Termination of a Research Program or a Work Plan under this Section 2.9.2 shall not affect either Party’s rights or obligations under this Agreement except (a) with respect to SurModics’ obligation to perform, and Merck’s obligation to fund, SurModics’ assigned responsibilities with respect to such terminated Work Plan and/or Research Program, as the case may be, under this Article 2; and (b) the non-exclusive licenses granted by Merck to SurModics under Section 3.3.1 shall terminate, solely as it pertains to any terminated Research Programs. [*]

2.9.3	Effect of Termination. In the event of termination of a Research Program or any particular Work Plan, the Parties agree as follows:
(a)	Merck shall be responsible for funding SurModics only for [*] incurred in performance of services under, and for any non-cancelable commitments, made up to the effective date of such termination for, such Research Program or Work Plan, as the case may be; provided, however, in no case will Merck be required to pay SurModics for any [*] in excess of the Estimated Costs for the applicable Work Plan(s).

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

(b)	[*]
2.10	Materials

In order to facilitate the Research Program, each Party shall provide the other Party with sufficient quantities of material as set forth in Schedule 2.1 and other materials as each such Party may provide from time to time under this Agreement (the “Materials"). Merck shall provide SurModics with sufficient quantities of the [*] solely for the purpose of enabling SurModics to perform its activities under the Research Program in accordance with the terms of this Agreement. Each Party shall use the Materials supplied by the other Party solely for the purposes of carrying out its respective activities under the Research Program in accordance with the terms of this Agreement and, consistent with the licenses granted to either party under this Agreement. Neither Party shall transfer, deliver or disclose any such Materials of the other Party, or any derivatives, analogs, modifications or components thereof, to any Third Party without the prior written approval of the providing Party, except that Merck may transfer Materials provided by SurModics without SurModics’ prior written consent to Merck’s Related Parties, agents and subcontractors for the purpose of carrying out the development and commercialization of Products. The Materials supplied by Merck are not to be used in humans, except as contemplated by this Agreement and permitted by applicable law and shall not be transferred, delivered or disclosed to any Third Party by SurModics without the prior written approval of Merck. Any unused Materials supplied by Merck and any derivatives, analogs, modifications or components thereof to SurModics shall be, at Merck’s option, either returned to Merck, or destroyed in accordance with instructions by Merck.

2.11	[*] [*]

2.12	Use of Human Materials

If any human primary cell lines, human tissue, human clinical isolates or similar human-derived materials (“Human Materials”) have been or are to be collected and/or used in the Research Program and Feasibility Studies, each Party represents and warrants (i) that it has complied, or shall comply, with all applicable laws, guidelines and regulations relating to the collection and/or use of the Human Materials and (ii) that it has obtained, or shall obtain, all necessary approvals and appropriate informed consents, in writing, for the collection and/or use of such Human Materials. Each Party shall provide documentation of such approvals and consents upon Merck’s request. Each Party further represents and warrants that such Human Materials may be used as contemplated in this Agreement without any obligations to the individuals or entities (“Providers”) who contributed the Human Materials, including, without limitation, any obligations of

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

compensation to such Providers or any other Third Party for the intellectual property associated with the Human Materials or the commercial use thereof for any purposes.
3.	LICENSES; DEVELOPMENT AND COMMERCIALIZATION

3.1	License Grants to Merck
3.1.1	Exclusive License Grants. SurModics hereby grants to Merck the following licenses:
(a)	an exclusive license (even as to SurModics) in the Territory under the SurModics Patent Rights, and Program Patent Rights to research, develop, make, have made, use, offer to sell, sell, have sold, import and export the Products in the Field;

(b)	an exclusive license (even as to SurModics) in the Territory under the SurModics Know-How, the SurModics Program Know-How, and SurModics’ rights in Joint Program Know-How to research, develop, make, have made, use, offer to sell, sell, have sold, import and export the Products in the Field; and

(c)	an exclusive license (even as to SurModics) in the Territory under the SurModics Technology to research, develop, make, have made, use, offer to sell, sell, have sold, import and export the Surgical Instruments solely for use with, or in connection with the sale of, the Products in the Field.
Notwithstanding the license grants set forth above, SurModics shall retain those rights under the SurModics Technology that are necessary to perform SurModics’ obligations under the Research Program and the Feasibility Studies in accordance with Article 2 and to manufacture and supply clinical supplies and commercial supply of Product to Merck and its Related Parties and the scale up and transfer of manufacturing capabilities to Merck in accordance with Article 8 and the Supply Agreement.

3.1.2	Non-Exclusive License Grant. Subject to the terms and conditions of this Agreement, SurModics hereby grants to Merck a non-exclusive, royalty-free license in the Territory under the SurModics Program Technology, for any and all uses, including without limitation, to research, develop, make, have made, use, offer to sell, sell, have sold, import and export a product other than the Products.

3.1.3	[*]

3.1.4	[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

3.2	Option for Exclusive Other [*] Licenses
3.2.1	Option to Acquire Other [*] Licenses. Subject to Third Party rights granted by SurModics as of the Effective Date, or otherwise granted by SurModics after the Effective Date as set forth under Section 3.2.4 (in each case, so long as such Third Party Rights remain in effect) and the terms and conditions of this Section 3.2.1, SurModics hereby grants to Merck an option to enter into [*] additional [*] licenses in the Territory under the SurModics Technology to research, develop, make, have made, use, offer to sell, sell, have sold, import and export the I-vation Platform incorporating Other [*] Products in the Field (each an “Other [*] License Option”).
(a)	Other [*] Option Period. The Other [*] License Option may be exercised by Merck at any time within [*] following the Effective Date [*] (the “Other [*] Option Period”). Notwithstanding the previous sentence, in the event that a Feasibility Study for a [*] in accordance with Section 3.2.2 is not completed before the expiration of the Other [*] Option Period, Merck’s Other [*] License Option with respect to those Other [*] Compounds that include the [*] shall be extended and remain exercisable by Merck until [*] after Merck’s receipt of the results of such Feasibility Study in accordance with Section 3.2.3(b).

(b)	[*]
3.2.2	Selection Notice.
(a)	During the Other [*] Option Period, Merck may identify in writing to SurModics (each a “Selection Notice”) [*]

(b)	Within [*] days of receipt of a Selection Notice, [*] In the event that SurModics determines that either condition set forth in the previous sentence is true, then the [*] identified in the Selection Notice shall be considered an “Excluded [*].”

(c)	If SurModics determines that a [*] described in a Selection Notice is an Excluded [*], then SurModics will notify Merck in writing of the grounds for the exclusion during the forty-five [*] period described above.

(d)	[*]

(e)	[*]

(f)	For the purposes of clarity, SurModics’ obligations under this Section 3.2.2 shall no longer apply following expiration of the Other [*] Compound Option Period, [*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

3.2.3	Feasibility Study.
(a)	[*] Merck and SurModics shall in good faith mutually design and agree on a work plan to evaluate the use of the I-vation Platform [*] (each a “Feasibility Study”) and enter into a Feasibility Study Agreement therefore in the form attached hereto as Schedule 3.2.3. Both Merck and SurModics shall use their Commercially Reasonable Efforts to conduct the Feasibility Study at Merck’s cost and in accordance with the work plan set forth in the Feasibility Study Agreement in as expeditious manner as practicable.

(b)	At any time [*] but no later than [*] days after Merck’s receipt of the results of such Feasibility Study, Merck may exercise the [*] Option with respect to such [*] upon payment to SurModics of [*] (the “[*] Selection Fee”).
3.2.4	SurModics’ Obligations. Subject to the terms and conditions of this Agreement, including Sections 2.11, 3.1 and 3.2.4, SurModics shall be free to grant rights under the SurModics Technology to any Third Party without restriction or obligation to Merck. [*]

3.2.5	Other [*] Exclusive License Grant. Subject to the terms and conditions of this Section 3.2 and upon Merck’s exercise of the Other [*] Option with respect to Other [*] Compounds incorporating a particular [*] as set forth in Section 3.2.3(b), such Other [*] Compounds shall be included within the definition of Licensed Other [*] Compounds, and Merck shall automatically be granted an exclusive license under the SurModics Technology under, and in accordance with, the license grants provided in Section 3.1 and subject to payment of the [*] Selection Fee therefor in accordance with Section 3.2.3(b).

3.2.6	[*]
3.3	License Grants to SurModics
3.3.1	Non-Exclusive License Grant. Merck hereby grants to SurModics a non-exclusive, non-sublicensable (except to the extent SurModics is permitted to use a Third Party in performing its obligation under the Research Program in accordance with Section 2.2.2), royalty-free license in the Territory under Merck Program Information and Inventions, Merck Know-How and Merck Patent Rights for the sole purpose of discharging SurModics’ obligations under the Research Program during the Research Program Term, the Feasibility Studies during the term of each such Feasibility Study and the manufacture and supply by SurModics of clinical supplies and commercial supply of Product to Merck and its Related Parties and the scale up and transfer of manufacturing capabilities to Merck in accordance with Article 8 and the Supply Agreement.

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

3.4	No Implied Licenses; Reservation of Rights

Except as specifically set forth in this Agreement, neither Party, its Affiliates or Related Parties shall acquire any license or other rights of any kind, whether by implication, estoppel or otherwise, in any Information disclosed to it under this Agreement or under any patents, patent applications or other intellectual property rights owned or Controlled by the other Party or its Affiliates.

Merck acknowledges that SurModics’ business involves the application of the SurModics Technology to numerous drugs and other products and that SurModics retains the right (expressly subject to SurModics’ obligations under this Agreement or under any other agreement between the Parties) to apply such SurModics Technology to drugs or products owned by SurModics or any Third Party and to make, use or sell drugs or products owned by SurModics or any Third Party. For the avoidance of doubt, no license is conferred to Merck under the SurModics Technology (other than the non-exclusive right set forth in Section 3.1.2) to research, develop, make, have made, use, offer to sell, sell, have sold, import, export or otherwise deal in or with any product, item, device or technology other than Products in the Field, and SurModics retains and reserves all rights that are not explicitly granted to Merck herein, including the sole and exclusive right to use and exploit SurModics Technology to research, develop, make, have made, use, offer to sell, sell, have sold, import, export or otherwise deal in any product, process, item, device, machine or other apparatus that is not a Product, including any I-vation Platform incorporating any compound(s) other than TA Compounds, [*].

3.5	Development and Commercialization
3.5.1	Merck shall use Commercially Reasonable Efforts to develop and commercialize a TA Product, a [*] and, if applicable, an Other [*] Product for each Licensed Other [*] Compound, as the case may be, on a commercially reasonable basis in such countries in the Territory where it is commercially viable to do so. Merck’s diligence obligations under this Section 3.5 shall be subject to Section 3.6 and SurModics performing its obligations under the applicable Research Program in accordance with Article 2 and SurModics’ rights and obligations to manufacture and supply the clinical supply of Product and/or the commercial supply of Products and/or the scale up and transfer of manufacturing capabilities to Merck in accordance with Article 8 and the Supply Agreement.

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

3.5.2	[*]

3.5.3	[*]

3.5.4	[*]

3.5.5	[*]
3.6	Excused Performance

In addition to the provisions of Article 6, the obligations of Merck with respect to any Product under Article 2 and Section 3.5 are expressly conditioned upon the continuing absence of any material adverse condition or event relating to the safety or efficacy of the Product, and the obligation of Merck to develop or market any such Product shall be delayed or suspended so long as in Merck’s opinion any such condition or event exists.

4.	CONFIDENTIALITY AND PUBLICATION

4.1	Nondisclosure Obligation

All Information disclosed by one Party to the other Party hereunder shall be maintained in confidence by the receiving Party and shall not be disclosed to any Third Party or used for any purpose except as set forth herein without the prior written consent of the disclosing Party, except to the extent that such Information:
(a)	is known by the receiving Party at the time of its receipt, and not through a prior disclosure by the disclosing Party, as documented by the receiving Party’s business records;

(b)	is in the public domain by use and/or publication before its receipt from the disclosing Party, or thereafter enters the public domain through no fault of the receiving Party;

(c)	is subsequently disclosed to the receiving Party by a Third Party who may lawfully do so and is not under an obligation of confidentiality to the disclosing Party;

(d)	is developed by the receiving Party independently of Information received from the disclosing Party, as documented by the receiving Party’s business records;

(e)	is disclosed to governmental or other regulatory agencies in order to obtain patents or to gain or maintain approval to conduct clinical trials or to market Product, but such disclosure may be only to the extent reasonably necessary to obtain patents or authorizations;

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

(f)	is deemed necessary by Merck to be disclosed to Related Parties, agents, consultants, and/or other Third Parties for any and all purposes Merck deems necessary or advisable in the ordinary course of business in accordance with this Agreement on the condition that such Third Parties agree to be bound by the confidentiality and non-use obligations contained in this Agreement; provided, however, that the term of confidentiality for such Third Parties shall be no less than ten (10) years; or

(g)	is deemed necessary by counsel to the receiving Party to be disclosed to such Party’s attorneys, independent accountants or financial advisors for the sole purpose of enabling such attorneys, independent accountants or financial advisors to provide advice to the receiving Party, on the condition that such attorneys, independent accountants and financial advisors agree to be bound by the confidentiality and non-use obligations contained in this Agreement; provided, however, that the term of confidentiality for such attorneys, independent accountants and financial advisors shall be no less than ten (10) years.
Any combination of features or disclosures shall not be deemed to fall within the foregoing exclusions merely because individual features are published or available to the general public or in the rightful possession of the receiving Party unless the combination itself and principle of operation are published or available to the general public or in the rightful possession of the receiving Party.

If a Party is required by Federal, State or other applicable law by a court of competent jurisdiction, or other judicial or administrative process to disclose Information that is subject to the non-disclosure provisions of this Section 4.1 or Section 4.2, such Party shall promptly inform the other Party of the disclosure that is being sought in order to provide the other Party an opportunity to challenge or limit the disclosure obligations. Information that is disclosed by judicial or administrative process shall remain otherwise subject to the confidentiality and non-use provisions of this Section 4.1 and Section 4.2, and the Party disclosing Information pursuant to law or court order shall take all steps reasonably necessary, including without limitation obtaining an order of confidentiality, to ensure the continued confidential treatment of such Information.

4.2	SurModics Know-How

SurModics agrees to keep all SurModics Know-How solely related to the Products in the Field confidential subject to exceptions (b) or (e) in Section 4.1, and SurModics’ reservation of rights as set forth in Section 3.4.

4.3	Publication

Merck and SurModics each acknowledge the other Party’s interest in publishing the results of its research in order to obtain recognition within the scientific community and to advance the state of scientific knowledge. Each Party also recognizes the mutual interest in obtaining valid patent protection and in protecting business interests and trade secret information. Consequently, except for disclosures permitted pursuant to

Section 4.1, either Party, its employees or consultants wishing to make a publication shall deliver to the other Party a copy of the proposed written publication or an outline of an oral disclosure at least [*] prior to submission for publication or presentation. The reviewing Party shall have the right (a) to propose reasonable modifications to the publication or presentation for patent reasons, trade secret reasons or business reasons or (b) to request a reasonable delay in publication or presentation in order to protect patentable information. If the reviewing Party requests a delay, the publishing Party shall delay submission or presentation for a period of [*] to enable patent applications protecting each Party’s rights in such information to be filed in accordance with Article 7. Upon expiration of such [*] the publishing Party shall be free to proceed with the publication or presentation. If the reviewing Party requests modifications to the publication or presentation, the publishing Party shall edit such publication to prevent disclosure of trade secret or proprietary business information prior to submission of the publication or presentation. Notwithstanding anything to the contrary, publications or presentations made by either Party covered by the provisions of this Section 4.3 shall be limited to the results of research or other activities performed solely as part of the Research Program. Subject to any obligations of confidentiality it may have to Third Parties, SurModics will provide Merck with a courtesy copy of any publication or presentation by SurModics not otherwise covered by this Section 4.3 that relates to the I-vation Platform at least one (1) week prior to such publication.

4.4	Publicity/Use of Names

Upon execution of this Agreement, the Parties agree that the Parties shall issue a joint press release which shall be substantially in the applicable form attached hereto in Schedule 4.4. No disclosure of the existence, or the terms, of this Agreement may be made by either Party, and neither Party shall use the name, trademark, trade name or logo of the other Party, its Affiliates or their respective employees in any publicity, promotion, news release or disclosure relating to this Agreement or its subject matter, without the prior express written permission of the other Party, except as may be required by law or government regulation.

Each Product shall be marketed under trademarks, including logos, slogans, trade dress, domain names, and other intellectual property, selected by Merck. Notwithstanding anything to the contrary in the foregoing, in the event Merck desires to use SurModics’ I-vation™ trademark in connection with the marketing, promotion and/or sale of any Product, it shall so notify SurModics and SurModics shall grant Merck a non-exclusive, royalty-free, perpetual license to such trademark, with a right of sublicense, solely for the marketing, promotion and sale of Products in the Field in the Territory in accordance with this Agreement.

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

4.5	Certain Obligations of SurModics

Notwithstanding anything in this Article 4 to the contrary, [*] to the extent necessary for SurModics to comply with its obligations and/or enforce its rights under the JHU License Agreement; provided that JHU shall be subject to appropriate written obligations of confidentiality and non-use with respect to such disclosures and JHU shall be obligated to only use such disclosed information for the purposes of the JHU License Agreement.

5.	PAYMENTS; ROYALTIES AND REPORTS

5.1	License Fee and Milestone Payments
5.1.1	License Fee. In consideration for the licenses granted as set forth in Section 3.1and the other rights granted under this Agreement, upon the terms and conditions contained herein, Merck shall pay to SurModics Twenty Million Dollars (USD $20,000,000) within thirty (30) days after the Effective Date.

5.1.2	[*] Subject to the terms and conditions of this Agreement, Merck shall pay to SurModics [*] following the achievement of each such milestone, and shall make the appropriate milestone payment within [*] after the achievement of such milestone. For the sake of clarity, [*]

5.1.3	[*].

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

(a)	Subject to the terms and conditions of this Agreement, with respect to [*] and the [*] of [*] respectively, Merck shall pay to SurModics the following milestone payments based upon the achievement of each of the corresponding clinical development milestones.

[*]

(b)	Merck shall notify SurModics in writing within [*] following the achievement of each milestone event set forth in this Section 5.1.3, and shall make the appropriate milestone payment within [*] after the achievement of such milestone event. The milestone payments set forth in this Section 5.1 shall be payable only upon the initial achievement of the particular milestone event for each Product and no amounts shall be due hereunder for subsequent or repeated achievement of such milestone event for such Product. In the event that a [*] development milestone event is skipped for a particular Product, the milestone payment that would have otherwise been due for such skipped milestone event shall become due and payable upon the achievement of the next to occur [*] development milestone event for such Product.

(c)	[*]
5.2	Royalties
5.2.1	Royalties Payable By Merck. Subject to the terms and conditions of this Agreement, Merck shall pay SurModics royalties, calculated on a Product-by-Product basis, as set forth in this Section 5.2.1.
(a)	Patent Royalties. Subject to the other provisions of this Section 5.2, Merck shall pay SurModics royalties in an amount equal to a certain percentage of Net Sales of Products by Merck or its Related Parties as set forth below; provided that the sale of such Products would infringe a Valid Patent Claim in the country of sale but for the licenses granted to Merck by SurModics (“Patent Royalty”):
(i)	[*]

(ii)	[*]
(aa)	[*];

(bb)	[*].
(iii)	[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

(aa)	[*];

(bb)	[*].
(iv)	[*]
(b)	Know-How Royalty. Notwithstanding the provisions of Section 5.2.1(a), and subject to the other provisions of this Section 5.2, in countries where the sale of Product by Merck or its Related Parties would not infringe a Valid Patent Claim, Merck shall pay royalty rates that shall be set at [*] of the applicable royalty rate determined according to Section 5.2.1 (“Know-How Royalty”). The Parties agree and acknowledge that the payment of Know-How Royalties by Merck to SurModics for Net Sales in a country in which there is no Valid Patent Claim covering the applicable Product shall represent consideration for the license grant as set forth in Section 3.1.1(b).

(c)	[*]

All royalties are subject to the following conditions:
(i)	that only one royalty shall be due with respect to the same unit of Product, including without limitation, subject to Section 5.2.1(iv), for any Combination Products;

(ii)	that no royalties shall be due upon the sale or other transfer among Merck or its Related Parties, but in such cases the royalty shall be due and calculated upon Merck’s or its Related Party’s Net Sales to the first independent Third Party;

(iii)	no royalties shall accrue on the sale or other disposition of Product by Merck or its Related Parties for use in a Clinical Trial, or other clinical trial, in the latter case conducted after the First Commercial Sale of Product; and

(iv)	no royalties shall accrue on the disposition of Product in reasonable quantities by Merck or its Related Parties as samples (promotion or otherwise) or as donations (for example, to non-profit institutions or government agencies for a non-commercial purpose).
5.2.2	[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

5.2.3	[*]

5.2.4	[*]

5.2.5	[*]

5.2.6	[*]
5.3	Reports; Payment of Royalty

During the Term following the First Commercial Sale of a Product, Merck shall furnish to SurModics a quarterly written report for the Calendar Quarter showing the Net Sales on a country-by-country basis of all Products subject to royalty payments sold by Merck and its Related Parties in the Territory during the reporting period, total deductions and the royalties payable under this Agreement. Reports shall be due on the [*] day following the close of each Calendar Quarter. Royalties shown to have accrued by each royalty report shall be due and payable on the date such royalty report is due. Merck shall keep complete and accurate records in sufficient detail to enable the royalties payable hereunder to be determined.

5.4	Audits
(a)	Upon the written request of SurModics and not more than [*], Merck shall permit an independent certified public accounting firm of nationally and/or regionally recognized reputation selected by SurModics and reasonably acceptable to Merck, at SurModics’ expense, to have access during normal business hours to such of the records of Merck as may be reasonably necessary to verify the accuracy of the royalty reports hereunder for any year ending not more than [*] prior to the date of such request. The accounting firm shall disclose to SurModics only whether the royalty reports are correct or incorrect and the amount of any discrepancy. No other information shall be provided to SurModics.

(b)	If such accounting firm correctly identifies a discrepancy made during such period, the appropriate Party shall pay the other Party the amount of the discrepancy as follows:
(i)	if such audit uncovers an underpayment of royalties, Merck shall pay SurModics the amount of such underpayment within [*] of the date SurModics delivers to Merck such accounting firm’s written report so correctly concluding, or as otherwise agreed upon by the Parties. In such case, the fees charged by such accounting firm shall be paid by SurModics; provided, however, [*]

(ii)	[*].

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

(c)	Merck shall include in each sublicense granted by it pursuant to this Agreement a provision requiring the sublicensee to make reports to Merck, to keep and maintain complete and accurate records of sales made pursuant to such sublicense and to grant access to such records by SurModics’ independent accountant to the same extent required of Merck under this Agreement. Upon the expiration of [*] following the end of any Calendar Year, the calculation of royalties payable with respect to such Calendar Year shall be binding and conclusive upon the Parties, and Merck and its Related Parties shall be released from any liability or accountability with respect to royalties for such Calendar Year and SurModics shall be released from any liability with respect to any overpayment by Merck for such Calendar Year.

(d)	SurModics shall treat all financial information subject to review under this Section 5.4 or under any sublicense agreement in accordance with the confidentiality and non-use provisions of this Agreement, and shall cause its accounting firm to enter into an acceptable confidentiality agreement with Merck and/or its Related Parties obligating it to retain all such information in confidence pursuant to such confidentiality agreement.
5.5	Payment Exchange Rate

All payments to be made by Merck to SurModics under this Agreement shall be made in United States dollars and may be paid by check made to the order of SurModics or bank wire transfer in immediately available funds to such bank account in the United States as may be designated in writing by SurModics from time to time. In the case of sales outside the United States, the rate of exchange to be used in computing the monthly amount of currency equivalent in United States dollars due SurModics shall be made at the monthly rate of exchange utilized by Merck in its worldwide accounting system, prevailing on the third to the last business day of the month preceding the month in which such sales are recorded by Merck.

5.6	Income Tax Withholding

If applicable laws, rules or regulations require withholding of income or other taxes imposed upon any payments made by Merck to SurModics under this Article 5 of the Agreement, Merck shall make such withholding payments as may be required and shall subtract such withholding payments from such payments. Merck shall submit appropriate proof of payment of the withholding taxes to SurModics within a reasonable period of time. Merck shall promptly provide SurModics with the official receipts. Merck shall render SurModics reasonable assistance in order to allow SurModics to obtain the benefit of any present or future treaty against double taxation which may apply to such payments. If Merck did not withhold taxes, in whole or in part, in connection with any payment it made to SurModics under the Agreement and a tax authority subsequently disagrees with Merck’s interpretation of the withholding rules and finds that

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Merck had a duty to withhold taxes and such taxes were assessed against and paid by Merck, then SurModics will indemnify and hold harmless Merck from and against such taxes, [*] If Merck makes a claim under this Section, it will comply with the obligations imposed by this Section as if Merck had withheld taxes from a payment to SurModics.

6.	REPRESENTATIONS AND WARRANTIES

6.1	Mutual Representations and Warranties

Each Party represents and warrants the following as of the Effective Date of this Agreement:
(a)	Corporate Power. Such Party is duly organized and validly existing under the laws of the state of its organization and has full corporate power and authority to enter into this Agreement and carry out the provisions hereof.

(b)	Due Authorization. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the necessary corporate actions of such Party. This Agreement any other documents contemplated hereby constitute valid and legally binding obligations of such Party enforceable against it in accordance with their respective terms.

(c)	Non-Contravention. The execution, delivery and performance by such Party of this Agreement and any other agreements and instruments contemplated hereunder will not (i) in any material respect violate any statute, regulation, judgment order, decree or other restriction of any Governmental Authority to which such Party is subject, (ii) violate any provision of the corporate charter, by-laws or other organizational documents of such Party, or (iii) constitute a material violation or breach by such Party of any provision of any material contract, agreement or instrument to which such Party is a party or to which such Party may be subject although not a party.
6.2	SurModics Representations and Warranties

SurModics represents and warrants to Merck that as of the Effective Date of this Agreement:
(a)	Except as set forth on Schedule 6.2(a), SurModics and/or its Affiliates Control the SurModics Background Patent Rights and existing SurModics Know-How and, to the actual knowledge of SurModics (i) the SurModics Background Patent Rights and existing SurModics Know-How are free and clear of any liens, charges and encumbrances, and (ii) no other person, corporate or other private entity, or governmental entity or subdivision thereof has any claim of ownership whatsoever with respect to the SurModics Background Patent Rights or existing

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

SurModics Know-How, including without limitation, any claims relating to inventorship with respect thereto.

(b)	Schedule 1.65 sets forth and includes a true and correct copy of all SurModics Background Patent Rights which are necessary to the development, manufacture, use, sale and import of the I-vation Platform, TA Products [*] respect to [*]

(c)	SurModics has not granted any right, license, or interest in, to, or under the SurModics Background Patent Rights or SurModics Know-How that is inconsistent with the rights, licenses, and interests granted to Merck under the terms and conditions of this Agreement. SurModics has the right to grant the licenses and rights herein granted to Merck.

(d)	To SurModics’ actual knowledge, the SurModics Know-How exists and SurModics has not received any written communications from any Third Party that any issued patent within the SurModics Background Patent Rights are invalid or unenforceable, in whole or in part.

(e)	To SurModics’ actual knowledge, SurModics has not received any written communications from any Third Party that the development, manufacture, use, sale or import of the I-vation Platform or TA Products would infringe the valid claims of any issued patent owned by any Third Party.

(f)	[*]

(g)	SurModics and its Affiliates have made available to Merck all information regarding SurModics Background Patent Rights and SurModics Know-How that, to the knowledge of SurModics, is reasonably likely to be material to the development and commercialization of Products in the Field in the Territory (as such development and commercialization is viewed by SurModics as of the Effective Date).

(h)	[*]

(i)	[*]

(j)	[*]

(k)	[*]

(l)	[*]

(m)	[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

(n)	Neither SurModics nor any of its Affiliates is currently subject to an FDA consent decree or any other similar action of a Regulatory Authority.
6.3	SurModics Further Representations, Warranties and Covenants
SurModics represents and warrants to Merck that [*]

6.4	Merck Representations and Warranties

Merck represents and warrants to SurModics that as of the Effective Date of this Agreement:
(a)	Merck and/or its Affiliates Control the Merck Patent Rights and Merck Know-How existing as of the Effective Date and, to the actual knowledge of Merck (i) the existing Merck Patent Rights and Merck Know-How are free and clear of any liens, charges and encumbrances and (ii) no other person, corporate or other private entity, or governmental entity or subdivision thereof has any claim of ownership whatsoever with respect to the existing Merck Patent Rights or Merck Know-How.

(b)	Merck has not granted any right, license, or interest in, to, or under the Merck Patent Rights or Merck Know-How that is inconsistent with the rights, licenses, and interests granted to SurModics under the terms and conditions of this Agreement.

(c)	Merck has not received any written communications from any Third Party that any issued patent within Merck Patent Rights in existence as of the Effective Date is invalid or unenforceable, in whole or in part.

(d)	There are no known outstanding, unsatisfied claims, judgments or settlements against or owed by Merck relating to the Merck Patent Rights and Merck Know-How and, to the actual knowledge of Merck, there are no pending or threatened claims or litigation relating to the Merck Patent Rights and Merck Know-How.

(e)	To Merck’s actual knowledge, Merck has not received any written communications from any Third Party that the development, manufacture, use, sale or import of any product incorporating its proprietary [*] would with respect to such [*] infringe the valid claims of any issued patent owned by any Third Party.
6.5	DISCLAIMER OF WARRANTIES

THE WARRANTIES EXPRESSLY PROVIDED IN THIS AGREEMENT ARE THE SOLE WARRANTIES GIVEN BY THE PARTIES HEREUNDER, AND ARE MADE EXPRESSLY IN LIEU OF AND EXCLUDE ANY IMPLIED WARRANTIES OF

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OR OTHERWISE, AND ALL OTHER EXPRESS OR IMPLIED REPRESENTATIONS AND WARRANTIES PROVIDED BY COMMON LAW, STATUTE OR OTHERWISE ARE HEREBY DISCLAIMED BY BOTH PARTIES.

6.6	LIMITATION ON DAMAGES TO OTHER PARTY

IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY PUNITIVE, SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR EXEMPLARY DAMAGES OR SIMILAR DAMAGES OR LOSSES TO THE OTHER PARTY ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, INCLUDING BUT NOT LIMITED TO LOST PROFITS, REGARDLESS OF WHETHER ARISING FROM BREACH OF CONTRACT, WARRANTY, TORT, STRICT LIABILITY OR OTHERWISE, EVEN IF THE PARTY IS ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE OR IF SUCH LOSS OR DAMAGE COULD HAVE BEEN REASONABLY FORESEEN; PROVIDED HOWEVER, THAT THE FOREGOING LIMITATION OF LIABILITY SHALL NOT APPLY TO THE LIABILITIES ARISING FROM EITHER PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AND THIS SECTION 6.6 SHALL NOT BE CONSTRUED TO LIMIT EITHER PARTY’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 10.1 and 10.2 OR A PARTY’S RIGHT TO OBTAIN SUCH DAMAGES FOR A BREACH OF ARTICLE 4.

7.	PATENT PROVISIONS

7.1	Filing, Prosecution and Maintenance of Patents
(a)	SurModics Patent Rights. SurModics agrees to file, prosecute and maintain in the Territory the SurModics Background Patent Rights licensed to Merck under this Agreement. Such patent filings, prosecution and maintenance shall be at SurModics’ sole expense, discretion and control. SurModics agrees to file, prosecute and maintain in the Territory, as appropriate and upon appropriate consultation with Merck, patent applications directed to the SurModics Program Technology licensed to Merck under this Agreement.

(b)	Joint Program Information and Joint Program Inventions. With respect to Joint Program Information and Inventions, the Parties agree to select outside counsel acceptable to both Parties to file, prosecute and maintain in the Territory, upon appropriate consultation with the Parties, Joint Program Patent Rights. [*]

(c)	SurModics Program Technology. With respect to SurModics Program Technology, SurModics may elect not to file patent applications thereon and if so, SurModics shall notify Merck and Merck shall have the right to file such patent applications. In the event Merck elects to file, SurModics shall execute such

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

documents and perform such acts at Merck’s expense as may be reasonably necessary to effect an assignment of such SurModics Program to Merck in a timely manner to allow Merck to file such patent application.

(d)	SurModics Program Technology and Joint Program Information and Inventions. In each case involving patent applications filed covering SurModics Program Technology or Joint Program Information and Inventions, the filing Party shall give the non-filing Party an opportunity to review the text of the application before filing, shall consult with the non-filing Party with respect thereto, and shall supply the non-filing Party with a copy of the application as filed, together with notice of its filing date and serial number.

(e)	Notice to Merck. SurModics shall keep Merck advised of the status of the actual and prospective patent filings and, upon Merck’s request, shall provide advance copies of any papers related to the filing, prosecution and maintenance of such patent filings. SurModics shall promptly give notice to Merck of the grant, lapse, revocation, surrender, invalidation or abandonment of any SurModics Patent Rights licensed to Merck for which SurModics is responsible for the filing, prosecution and maintenance.

(f)	Costs. Except as provided in this Section 7.1, with respect to all filings hereunder, the filing Party shall be responsible for payment of all costs and expenses related to such filings.
7.2	[*]

[*]

7.3	Interference, Opposition, Reexamination and Reissue
(a)	Each party shall, within [*] of learning of such event, inform other Party of any request for, or filing or declaration of, any interference, opposition, reissue or reexamination relating to SurModics Patent Rights or Program Patent Rights. Merck and SurModics shall thereafter consult and cooperate fully to determine a course of action with respect to any such proceeding. Merck shall have the right to review and approve any submission to be made in connection with such proceeding pertaining to Program Patent Rights and Merck shall have the right to review and comment on any submission to be made in connection with SurModics Patent Rights.

(b)	SurModics shall not initiate any reexamination, interference or reissue proceeding relating to SurModics Patent Rights or Program Patent Rights without the prior written consent of Merck, which consent shall not be unreasonably withheld, or delayed.

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

(c)	In connection with any interference, opposition, reissue, or reexamination proceeding relating to SurModics Patent Rights or Program Patent Rights, Merck and SurModics will cooperate fully and will provide each other with any information or assistance that either may reasonably request. SurModics shall keep Merck informed of developments in any such action or proceeding, including, to the extent permissible by law, consultation on and approval of any settlement, the status of any settlement negotiations and the terms of any offer related thereto.

(d)	The Parties shall share equally the expense of any interference, opposition, reexamination, or reissue proceeding relating to SurModics Patent Rights licensed to Merck under this Agreement, except to the extent that SurModics Patent Rights or Program Patent Rights have also been licensed to a Third Party then all parties shall share in the expense on a pro-rated basis.
7.4	Enforcement and Defense
(a)	During the Term, each of the Parties shall promptly notify the other in the event they learn of (i) any known or suspected infringement of SurModics Patent Rights or Program Patent Rights that cover a Product in the Field, or (ii) any known or suspected misappropriation or misuse of SurModics Know-How that covers a Product in the Field (the “Infringement Notice"). The Parties shall thereafter consult and cooperate fully to determine a course of action, including but not limited to the commencement of legal action by either or both Merck and SurModics, to terminate any infringement of the SurModics Patent Rights or Program Patent Rights or any misappropriation or misuse of the SurModics Know-How. However, SurModics, upon notice to Merck, shall have the first right to initiate and prosecute such legal action at its own expense and in the name of SurModics (or in the name of Merck and SurModics in the case of Joint Program Patent Rights), or to control the defense of any declaratory judgment action relating to SurModics Patent Rights, Program Patent Rights or SurModics Know-How. SurModics shall inform Merck if it elects not to exercise such first right promptly, but in no event later than [*] from the date of the Infringement Notice by either Party, and Merck shall thereafter have the right to either initiate and prosecute such action or to control the defense of such declaratory judgment action in the name of Merck and, if necessary, SurModics. Each Party shall have the right to be represented by counsel of its own choice.[*]

(b)	In the event that SurModics elects not to initiate and prosecute an action as provided in paragraph (a), and Merck elects to do so, the costs of any course of action to terminate such infringement of SurModics Patent Rights, Program Patent Rights or misappropriation or misuse of SurModics Know-How, including without limitation the costs of any legal action commenced or the defense of any declaratory judgment, shall be borne solely by Merck.

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

(c)	For any action to terminate any infringement of SurModics Patent Rights or Program Patent Rights or any misappropriation or misuse of SurModics Know-How, in the event that Merck is unable to initiate or prosecute such action solely in its own name, [*] In connection with any action, Merck and SurModics will cooperate fully and will provide each other with any information or assistance that either may reasonably request. Each Party shall keep the other informed of developments in any action or proceeding, including, to the extent permissible by law, consultation on and approval of any settlement, the status of any settlement negotiations and the terms of any offer related thereto; provided, that neither Party may enter into a settlement or consent judgment or other voluntary final disposition of a suit under this Section that materially affects the other Party’s rights or interests without the consent of the other Party, which consent shall not be unreasonably withheld, or delayed.

(d)	Any recovery (including without limitation royalties, settlement fees or other consideration) obtained by either or both Merck and SurModics in connection with or as a result of any action contemplated by this Section, whether by settlement or otherwise, shall be shared in order as follows:
(i)	[*]

(ii)	[*]

(iii)	[*]
(e)	Notwithstanding anything herein to the contrary, the Parties’ rights and obligations under this Section 7.4 shall apply only to the extent that any infringement, misappropriation or misuse pertains to SurModics Patent Rights, Program Patent Rights or SurModics Know-How that claim or cover one or more Products and this Section 7.4 shall not apply, and Merck shall have no rights hereunder, to the extent that any infringement, misappropriation or misuse pertains to SurModics Patent Rights, Program Patent Rights or SurModics Know-How that claim or cover any I-vation Platform incorporating a compound(s) other than TA Compounds, [*]
7.5	Infringement
(a)	If either Party or its Affiliates receives a written notice from a Third Party alleging that the development or commercialization of a Product infringes or otherwise violates the intellectual property rights of such Third Party, then such Party shall promptly notify the other Party in writing of the allegation. As soon as reasonably practicable after the receipt of such notice, the Parties shall meet and consider the appropriate course of action with respect to the allegation. The Parties shall at all times cooperate, share all material notices and filings in a

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

timely manner, provide all reasonable assistance to each other. Each Party shall have the right to defend any action naming it. Neither Party may enter into a settlement or consent judgment or other voluntary final disposition of a suit under this Section that materially affects the other Party’s rights or interests without the consent of the other Party, which consent shall not be unreasonably withheld, - or delayed. For the sake of clarity, the rights and obligations in this Section relating to notice, cooperation and limitations on settlement shall apply even if only one Party defends the relevant action.

(b)	SurModics shall inform Merck of any certification regarding any SurModics Patent Rights it has received pursuant to either 21 U.S.C. §§355(b)(2)(A)(iv) or (j)(2)(A)(vii)(IV) or its successor provisions, or any similar provisions in a country in the Territory other than the United States, and shall provide Merck with a copy of such certification within [*] of receipt. SurModics’ and Merck’s rights with respect to the initiation and prosecution of any legal action as a result of such certification or any recovery obtained as a result of such legal action shall be as defined in paragraphs 7.4(a)-(d); provided, however, that SurModics shall exercise its first right to initiate and prosecute any action and shall inform Merck of such decision within [*] of receipt of the certification, after which time Merck shall have the right to initiate and prosecute such action. Regardless of which Party has the right to initiate and prosecute such action, both Parties shall, as soon as practicable after receiving notice of such certification, convene and consult with each other regarding the appropriate course of conduct for such action. The non-initiating Party shall have the right to be kept fully informed and participate in decisions regarding the appropriate course of conduct for such action, and the right to join and participate in such action.
7.6	Cooperation; Patent Term Extension and Restoration

The Parties agree to cooperate and to take reasonable actions to maximize the protections available under the safe harbor provisions of 35 U.S.C. 103(c) for U.S. patents/patent applications. The Parties hereto shall cooperate with each other, including without limitation to provide necessary information and assistance as the other Party may reasonably request, in obtaining patent term extension, restoration or supplemental protection certificates or their equivalents in any country in the Territory where applicable to SurModics Patent Rights. In the event that elections with respect to obtaining such patent term restoration are to be made, Merck shall have the right to make the election and SurModics agrees to abide by such election. All costs, fees and expenses incurred in obtaining patent term extensions, restorations or supplemental protection certificates shall be shared equally by SurModics and Merck.

7.7	[*]

[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

8.	MANUFACTURING AND SUPPLY OBLIGATIONS

8.1	Pursuant to the terms of the Supply Agreement, SurModics agrees to Manufacture (as defined in the Supply Agreement), or have Manufactured, and supply Merck’s and its Related Parties’ requirements for (a) Clinical Product (as defined in the Supply Agreement) in the Territory for use in the Clinical Trials, the Research Program and other non-commercial uses by Merck, and its Related Parties, and (b) Marketed Product as defined in the Supply Agreement) for sale in the Territory.

8.2	SurModics shall provide the scale up and technology transfer services to Merck as specified in Sections 2.6 and 12.9(d) of the Supply Agreement. Such obligations shall survive termination of the Supply Agreement and constitute the obligations of SurModics under this Agreement as if fully set forth herein.

9.	TERM AND TERMINATION

9.1	Term and Expiration

This Agreement shall be effective as of the Effective Date and unless terminated earlier pursuant to Sections 9.2 or 9.3, this Agreement shall continue in effect until expiration of all royalty obligations hereunder. Upon expiration of this Agreement, Merck’s licenses pursuant to Section 3.1, if granted, shall become fully paid-up, perpetual licenses. For the purposes of this Agreement, “Term” shall mean the period commencing with the Effective Date through to the date of such expiration or earlier termination referenced in the first sentence of this Section, and in the event this Agreement is terminated or expires only with respect to TA Products, [*], “Term” of this Agreement as it applies to such Product shall terminate as of the effective termination or expiration date for such Product as specified in this Article 9.

9.2	Termination by Merck

Notwithstanding anything contained herein to the contrary, Merck shall have the right to terminate this Agreement, in its entirety or on a Product-by-Product basis, at any time in its sole discretion by giving [*] advance written notice to SurModics. No later than [*] after the effective date of such termination, each Party shall return or cause to be returned to the other Party all Information in tangible form received from the other Party and all copies thereof or in the case of termination with respect to a Product, Information with respect to such Product; provided, however, that each Party may retain any Information reasonably necessary for such Party’s continued practice under any license(s) which do not terminate pursuant to this Section, and may keep one copy of Information received from the other Party in its confidential files for record purposes. In the event of termination under this Section 9.2: (i) each Party shall pay all amounts then due and owing as of the termination date; (ii) Merck’s license pursuant to Section 3.1.2 shall become a perpetual license; and (iii) except for the surviving provisions set forth in this Section 9.2, Section 9.3.2(c) and Section 9.4, the rights and obligations of the Parties hereunder shall terminate as of the date of such termination or in the case of termination

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

with respect to a Product, those rights and obligations of the Parties with respect to such Product shall terminate as of the date of such termination.

9.3	Termination for Cause
9.3.1	Cause for Termination. This Agreement may be terminated at any time during the Term:
(a)	upon written notice by either Party if the other Party is in breach of its material obligations hereunder by causes and reasons within its control and has not cured such breach within [*] after notice requesting cure of the breach; provided, however, that in the event of a good faith dispute with respect to the existence of a material breach, the [*] as the case may be) cure period shall be tolled until such time as the dispute is resolved pursuant to Section 11.6;

(b)	by either Party upon the filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings, or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other Party; provided, however, that in the case of any involuntary bankruptcy proceeding such right to terminate shall only become effective if the Party consents to the involuntary bankruptcy or such proceeding is not dismissed within [*] after the filing thereof.
9.3.2	Effect of Termination for Cause on License.
(a)	If SurModics terminates this Agreement under Section 9.3.1(a), (i) Merck’s licenses pursuant to Section 3.1.1 and 3.1.4 shall terminate as of such termination date; (ii) Merck shall pay all amounts then due and owing as of the termination date; and (iii) Merck shall, within [*] after the effective date of such termination, return or cause to be returned to SurModics all Information in tangible form and all substances or devices delivered or provided by SurModics, as well as any other material provided by SurModics in any medium; provided that if SurModics terminates this Agreement pursuant to Section 9.3.1(a) for Merck’s breach of its material obligation under Section 3.5, this Agreement shall be terminated only with respect to the particular Product for which such breach has occurred and the Agreement shall otherwise remain in full force and effect with respect to the remaining Products covered by this Agreement for which a breach of Section 3.5 has not occurred.

(b)	If Merck terminates this Agreement under Section 9.3.1(a), [*] In addition, (x) SurModics shall, within [*] after the effective date of such termination, return or cause to be returned to Merck all Information in

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

tangible form, and all substances or compositions delivered or provided by Merck, including Merck Material, as well as any other material provided by Merck in any medium, and (y) SurModics obligations under Article 8 shall continue until satisfied.

(c)	Upon termination of this Agreement by Merck pursuant to Section 9.2, or by SurModics pursuant to Section 9.3.1(a), [*]

(d)	If this Agreement is terminated by Merck pursuant to Section 9.3.1(b) due to the rejection of this Agreement by or on behalf of SurModics under Section 365 of the United States Bankruptcy Code (the “Code”), all licenses and rights to licenses granted under or pursuant to this Agreement by SurModics to Merck are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Code, licenses of rights to “intellectual property” as defined under Section 101(35A) of the Code. The Parties agree that Merck, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Code, and that upon commencement of a bankruptcy proceeding by or against SurModics under the Code, Merck shall be entitled to a complete duplicate of, or complete access to (as Merck deems appropriate), any such intellectual property and all embodiments of such intellectual property. Such intellectual property and all embodiments thereof shall be promptly delivered to Merck (i) upon any such commencement of a bankruptcy proceeding upon written request therefor by Merck, unless SurModics elects to continue to perform all of its obligations under this Agreement or (ii) if not delivered under (i) above, upon the rejection of this Agreement by or on behalf of SurModics upon written request therefor by Merck.

The foregoing provisions of this Section 9.3.1(d) are without prejudice to any rights Merck may have arising under the Code or other applicable law.
9.4	Effect of Expiration or Termination; Survival

Expiration or termination, in its entirety or on a Product-by-Product basis, of this Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination. Any expiration or termination, in its entirety or on a Product-by-Product basis, of this Agreement shall be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement prior to expiration or termination, including without limitation the obligation to pay royalties for Products sold prior to such expiration or termination. In the case of termination of this Agreement with respect to a particular Product(s), only those provisions relating to such Products shall terminate and otherwise, the Agreement shall remain in full force and effect.

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

The provisions of Article 4 shall survive the expiration or termination of this Agreement and shall continue in effect for [*] In addition, the provisions of [*] shall survive any expiration or termination of this Agreement.

10.	INDEMNIFICATION

10.1	Indemnification by Merck.

Merck agrees to indemnify, defend and hold harmless SurModics, its Affiliates and their respective directors, officers, employees and agents from and against any liabilities, losses, costs, damages, fees or expenses arising out of any Third Party claim relating to or resulting from [*]

10.2	Indemnification by SurModics

SurModics agrees to indemnify, defend and hold harmless Merck, its Affiliates and their respective directors, officers, employees and agents from and against any liabilities, losses, costs, damages, fees or expenses arising out of any Third Party claim relating to or resulting from [*]

10.3	Third Party Claim Procedure

A Person entitled to indemnification under this Article 10 (an “Indemnified Party”) shall give prompt written notification to the Person from whom indemnification is sought (the “Indemnifying Party”) of the commencement of any action, suit or proceeding relating to a Third Party claim for which indemnification may be sought or, if earlier, upon the assertion of any such claim by a Third Party (it being understood and agreed, however, that the failure by an Indemnified Party to give notice of a Third-Party claim as provided in this Section 10.3 shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except and only to the extent that such Indemnifying Party is actually damaged as a result of such failure to give notice). Within [*] after delivery of such notification, the Indemnifying Party may, upon written notice thereof to the Indemnified Party, assume control of the defense of such Third Party claim with counsel reasonably satisfactory to the Indemnified Party. If the Indemnifying Party does not assume control of such defense, the Indemnified Party shall control such defense. The Party not controlling such defense may participate therein at its own expense. The Party controlling such defense shall keep the other Party advised of the status of such action, suit, proceeding or claim and the defense thereof and shall consider recommendations made by the other Party with respect thereto. The Indemnified Party shall not agree to any settlement of such action, suit, proceeding or claim without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld, delayed or conditioned. The Indemnifying Party shall not agree to any settlement of such action, suit, proceeding or claim or consent to any judgment in respect thereof that does not include a complete and unconditional release of the Indemnified

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Party from all liability with respect thereto or that imposes any liability or obligation on the Indemnified Party without the prior written consent of the Indemnified Party.

11.	MISCELLANEOUS

11.1	Force Majeure

Neither Party shall be held liable to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in performing any obligation, other than a payment obligation, under this Agreement to the extent that such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party, potentially including, but not limited to, embargoes, war, acts of war (whether war be declared or not), acts of terrorism, insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, fire, floods, or other acts of God, or acts, omissions or delays in acting by any governmental authority or the other Party. The affected Party shall notify the other Party of such force majeure circumstances as soon as reasonably practical, and shall promptly undertake all reasonable efforts necessary to cure such force majeure circumstances.

11.2	Assignment/ Change of Control
11.2.1	Except as provided in this Section 11.2, this Agreement may not be assigned or otherwise transferred, nor may any right or obligation hereunder be assigned or transferred, by either Party without the consent of the other Party.

11.2.2	Merck may, without SurModics’ consent, assign this Agreement and its rights and obligations hereunder in whole or in part to a Merck Affiliate or in connection with a Change of Control and Merck may undergo a Change of Control.

11.2.3	SurModics may assign this Agreement in its entirety to the successor party in connection with a Change of Control and undergo a Change of Control; provided that SurModics shall provide written notice to Merck within at least [*] after the completion of such Change of Control, and if such Change of Control is a Competing Pharma Change of Control, Merck shall have the right, at Merck’s

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

election at any time after such Competing Pharma Change of Control has occurred, by written notice to SurModics to [*]
(a)	[*]

(b)	[*]

(c)	[*]

(d)	[*]
11.2.4	Any permitted assignee shall assume all assigned obligations of its assignor under this Agreement. Any attempted assignment not in accordance with this Section 11.2 shall be void.
11.3	Severability

If any one or more of the provisions contained in this Agreement is held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affects the substantive rights of the Parties. The Parties shall in such an instance use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of this Agreement.

11.4	Notices

All notices which are required or permitted hereunder shall be in writing and sufficient if delivered personally, sent by facsimile (and promptly confirmed by personal delivery, registered or certified mail or overnight courier), sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to SurModics, to:	SurModics, Inc.
9924 West 74th Street Eden Prairie, MN 55344

Attn: Chief Executive Officer Facsimile: (952) 829-2743

with a copy to:	SurModics, Inc.
One Corporate Park, Suite 150 Irvine, CA 92606

Attn: President, Ophthalmology Division

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Fax: (949) 387-7465

If to Merck, to:	Merck & Co., Inc.
One Merck Drive [*]
P.O. Box 100
Whitehouse Station, NJ 08889-0100

Attn: [*]
Facsimile: [*]

and:	Merck & Co., Inc.
One Merck Drive [*]
P.O. Box 100
Whitehouse Station, NJ 08889-0100

Attn: [*] Facsimile: [*]
or to such other address(es) as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. Any such notice shall be deemed to have been given: (a) when delivered, if personally delivered or sent by facsimile on a business day (or if delivered or sent on a non-business day, then on the next business day); (b) on the business day after dispatch, if sent by nationally-recognized overnight courier; or (c) on the fifth (5th) business day following the date of mailing, if sent by mail.

11.5	Applicable Law

This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the patent laws of the United States, without reference to any rules of conflict of laws or renvoi.

11.6	Dispute Resolution
11.6.1	The Parties shall negotiate in good faith and use reasonable efforts to settle any dispute, controversy or claim arising from or related to this Agreement or the breach thereof. If the Parties do not fully settle, and a Party wishes to pursue the matter, each such dispute, controversy or claim that is not an “Excluded Claim” shall be finally resolved by binding arbitration in accordance with the Commercial Arbitration Rules and Supplementary Procedures for Large Complex

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Disputes of the American Arbitration Association (“AAA”), and judgment on the arbitration award may be entered in any court having jurisdiction thereof. [*]

11.6.2	The arbitration shall be conducted by a panel of three persons experienced in the pharmaceutical business: [*] after initiation of arbitration, each Party shall select one person to act as arbitrator; and the two Party-selected arbitrators shall select a third arbitrator [*] of their appointment. If the arbitrators selected by the Parties are unable or fail to agree upon the third arbitrator, the third arbitrator shall be appointed by the AAA. The place of arbitration shall be New York, New York in the event that SurModics initiates a proceeding under this Section 11.6, and Minneapolis, Minnesota in the event that Merck initiates a proceeding under this Section 11.6. All proceedings and communications shall be in English.

11.6.3	Either Party may apply to the arbitrators for interim injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. Either Party also may, without waiving any remedy under this Agreement, seek from any court having jurisdiction any injunctive or provisional relief necessary to protect the rights or property of that Party pending the arbitration award. The arbitrators shall have no authority to award punitive or any other type of damages not measured by a Party’s compensatory damages. Each Party shall bear its own costs and expenses and attorneys’ fees and an equal share of the arbitrators’ fees and any administrative fees of arbitration.

11.6.4	Except to the extent necessary to confirm an award or as may be required by law, neither a Party nor an arbitrator may disclose the existence, content, or results of an arbitration without the prior written consent of both Parties. In no event shall an arbitration be initiated after the date when commencement of a legal or equitable proceeding based on the dispute, controversy or claim would be barred by the applicable New York statute of limitations.

11.6.5	The Parties agree that, in the event of a dispute over the nature or quality of performance under this Agreement, neither Party may terminate this Agreement until final resolution of the dispute through arbitration or other judicial determination. The Parties further agree that any payments made pursuant to this Agreement pending resolution of the dispute shall be refunded if an arbitrator or court determines that such payments are not due.

11.6.6	With respect to any dispute brought by SurModics claiming that Merck has breached its diligence obligations under Section 3.5, no later than [*] after selection of the third arbitrator in accordance with Section 11.6.2, the Parties and their representatives shall hold a preliminary meeting with the arbitrators, to mutually agree upon and thereafter follow procedures seeking to assure that the arbitration will be concluded [*] from such meeting. Failing any such mutual

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

agreement, the arbitrators will design and the Parties shall follow procedures to such effect.

11.6.7	As used in this Section, the term “Excluded Claim” shall mean a dispute, controversy or claim that concerns (a) the validity or infringement of a patent, trademark or copyright; or (b) any antitrust, anti-monopoly or competition law or regulation, whether or not statutory.
11.7	Entire Agreement; Amendments

This Agreement contains the entire understanding of the Parties with respect to the Research Program and the licenses granted hereunder. Any other express or implied agreements and understandings, either oral or written, with regard to the Research Program or the licenses granted hereunder, including, without limitation, the Collaboration Agreement, dated June 22, 2005, are superseded by the terms of this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by authorized representatives of both Parties hereto.

11.8	Affiliates

Each Party may perform its obligations hereunder personally or through one of more Affiliates, although each Party shall nonetheless be solely responsible for the performance of its Affiliates. Neither Party shall permit any of its Affiliates to commit any act (including any act or omission) which such Party is prohibited thereunder from committing directly.

11.9	Headings

The captions to the several Articles and Sections hereof are not a part of this Agreement, but are merely for convenience to assist in locating and reading the several Articles and Sections hereof.

11.10	Independent Contractors

It is expressly agreed that SurModics and Merck shall be independent contractors and that the relationship between the Parties shall not constitute a partnership, joint venture or agency. Neither SurModics nor Merck shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other Party, without the prior written consent of the other Party.

11.11	Waiver

The waiver by either Party hereto of any right hereunder, or of any failure of the other Party to perform, or of any breach by the other Party, shall not be deemed a waiver of any

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

other right hereunder or of any other breach by or failure of such other Party, whether of a similar nature or otherwise.

11.12	Cumulative Remedies

No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law.

11.13	Waiver of Rule of Construction

Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement. Accordingly, the rule of construction that any ambiguity in this Agreement shall be construed against the drafting Party shall not apply.

11.14	Certain Conventions

Any reference in this Agreement to an Article, Section, subsection, paragraph, clause, Schedule or Exhibit shall be deemed to be a reference to an Article, Section, subsection, paragraph, clause, Schedule or Exhibit, of or to, as the case may be, this Agreement, unless otherwise indicated. Unless the context of this Agreement otherwise requires, (a) words of any gender include each other gender, (b) words such as “herein”, “hereof”, and “hereunder” refer to this Agreement as a whole and not merely to the particular provision in which such words appear, and (c) words using the singular shall include the plural, and vice versa.

11.15	Business Day Requirements

In the event that any notice or other action or omission is required to be taken by a Party under this Agreement on a day that is not a business day then such notice or other action or omission shall be deemed to be required to be taken on the next occurring business day.

11.16	Counterparts

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

11.17	Adverse Experience Reporting

Subject to any duties of confidentiality owed to Third Parties, each Party agrees throughout the Term to notify the other Party within [*] in English of any information of which it becomes aware concerning any side effect, injury, toxicity or sensitivity

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

reaction, and/or Feasibility Study incident, near incident, medical device report or any unexpected incident, and the severity thereof involving the I-vation Platform, the Surgical Instrument, TA Product, [*], whether or not determined to be attributable to the I-vation Platform or the Surgical Instruments (hereinafter “Adverse Experience”), where such Adverse Experience is serious and associated with the clinical uses, studies, investigations, tests or marketing of the I-vation Platform, the Surgical Instruments, TA Product, [*], whether or not determined to be attributable to the I-vation Platform or the Surgical Instruments. With respect to all other adverse experiences, each Party shall furnish the other Party with copies of such non-serious adverse experiences reported to such Party in connection with the clinical uses, studies, investigations, tests and marketing of the I-vation Platform, the Surgical Instruments, TA Product, [*], in English, within [*] after receipt. “Serious” as used in this Section refers to an experience which results in death, is immediately life threatening, results in persistent and significant disability/incapacity or requires in-patient hospitalization, or prolongation of existing hospitalization, or is a congenital anomaly, cancer or an overdose. Other important medical events that may jeopardize the patient or may require intervention to prevent one of the outcomes previously listed should also be considered serious. In addition, a device malfunction report (if the device failed to perform as intended and caused a serious event described in the criteria above) will be handled as a serious adverse experience report. All other medical device reports that suggest the device caused or contributed to a non-serious adverse experience should be handled as a non-serious experience report. Furthermore, each Party agrees throughout the term of the Agreement to notify the other Party in English of any Serious Adverse Experience which occurs in the Territory within [*] after such Party becomes aware of such event and of any Non-serious Adverse Experience which occurs in the Territory [*] after such Party becomes aware of such event.

It is understood and agreed that these adverse experience reporting requirement provisions are based on the policies and procedures of Merck and regulatory reporting requirements. Accordingly, in the event of changes to regulatory requirements for adverse experience reporting, SurModics agrees to comply with such revised notification requirements.

As soon as practicable after the Effective Date, but no later than the start of Merck Clinical Trials, the Parties shall enter into a separate and more detailed agreement concerning adverse experience exchange and reporting.
IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

MERCK & CO., INC.	SURMODICS, INC.

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

By:		By:

	Name:		Name:	Bruce J Barclay
	Title:		Title:	Chief Executive Officer

SCHEDULE 1.58
[*]
1.	[*]

2.	[*]

3.	[*]

4.	[*]

5.	[*]

6.	[*]

7.	[*]

8.	[*]

9.	[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.
 i

SCHEDULE 1.65
SURMODICS BACKGROUND PATENTS
[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

[*]
[*]

[*]	[*]	[*]	[*]	[*]	[*]
			[*]	[*]	[*]
		[*]	[*]	[*]	[*]
			[*]	[*]	[*]
[*]
	[*]		[*]	[*]	[*]
[*]
[*]			[*]	[*]	[*]
		[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
			[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
			[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]		[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

[*]
[*]
[*]
[*]
[*]
[*]
[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.
 v

[*]

[*]

	-	[*]

[*]

	-	[*]
	-	[*]
	-	[*]
	-	[*]

[*]

	-	[*]

[*] [*]
[*]
[*]

	-	[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

[*]

	-		[*]
	-		[*]
	-		[*]
	-		[*]

		o	[*]
		o	[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

[*]

[*]

[*]

	-	[*]
	-	[*]
	-	[*]
	-	[*]
	-	[*]

[*]

[*]

	-	[*]
	-	[*]
	-	[*]

[*]

	-	[*]
	-	[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

	-	[*]

[*]

	-	[*]
	-	[*]
	-	[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.
 x

[*]

[*]

	-	[*]
	-	[*]
	-	[*]
	-	[*]
	-	[*]
	-	[*]

[*]

[*]

[*]

[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

[*]

[*]

	-	[*]
	-	[*]
	-	[*]
	-	[*]
	-	[*]

[*]

[*]

	-	[*]
	-	[*]
	-	[*]

[*]

	-	[*]
	-	[*]
	-	[*]

[*]

	-	[*]
	-	[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

-	[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

SCHEDULE 2.3.2
[*]
SUMMARY
This schedule is provided to identify the scope of work and estimated budgets for 2007. This assumes that work will begin on [*] (and may be adjusted as appropriate based upon an actual later start date) and include continuation of the [*] [*] and initiation of [*] development work. This work is described broadly in the following sections of Schedule 2.1 Merck-SurModics Collaborative Research Program.
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
The estimated budget for work conducted from [*] is approximately [*] The actual charges will be based upon [*]
• [*]
• [*]
• [*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

[*]

[*]	[*]
[*]
[*]	[*]
[*]	[*]	[*]
	[*]	[*]
[*]	[*]	[*]
	[*]	[*]
	[*]	[*]
[*]	[*]	[*]
[*]
[*]	[*]	[*]
[*]	[*]	[*]
	[*]	[*]
[*]	[*]	*[]
[*]	[*]	[*]
[*]	[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

[*]

[*]

[*]
[*]
• [*]
• [*]
• [*]
• [*]
• [*]

[*]
[*]
[*]
[*]

[*]
[*]
[*]
[*]
[*]

[*]

[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

[*]
[*]
• [*]
• [*]
• [*]
• [*]
• [*]

[*]
[*]
[*]
[*]

[*]
[*]
[*]
[*]
[*]

[*]
[*]

[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

[*]
     [*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]

[*]	[*]
[*]
• [*]	[*]
• [*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

[*]
[*]
[*]
[*]
[*]
[*]
[*]
  [*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

[*]
[*]
   [*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

[*]
[*]
[*]
[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

[*]
[*]
[*]

[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

SCHEDULE 3.2.3
FORM OF FEASIBILITY STUDY AGREEMENT
This Feasibility Study Agreement (this “Study Agreement"), dated as of                     , 200X is made by and between Merck & Co., Inc., a New Jersey corporation (“Merck") and SurModics, Inc., a Minnesota corporation (“SurModics”) and confirms the terms under which Merck and SurModics will conduct a Feasibility Study pursuant to the Exclusive License and Research Collaboration Agreement between the Parties dated as of [insert effective date] (the “License Agreement”).
1.	DEFINITIONS

All capitalized terms in this Study Agreement (whether used in the singular or the plural), unless otherwise defined herein shall have the meanings set for the License Agreement. In addition, the following terms as used in this Study Agreement, whether used in the singular or the plural shall have the meanings set forth in this Section 1. References to “Sections” in this Study Agreement shall be to Sections of this Study Agreement unless otherwise specifically provided.

1.1	“License Agreement” shall have the meaning given such term in the preamble to this Study Agreement

1.2	“Work Plan” shall mean the research to be conducted under this Study Agreement as described in Attachment A. The Work Plan format shall follow the format set forth in Attachment C attached hereto.

2.	PURPOSE; WORK PLAN; THIRD PARTIES

2.1	The Parties have entered in to this Study Agreement pursuant to Section 3.2.3 of the License Agreement to determine [*].

2.2	Each Party agrees to use Commercially Reasonable Efforts to perform its respective tasks under this Study Agreement and as set forth in the Work Plan. All work performed hereunder will be conducted under the direction of the JRC which shall have sole decision-making authority with respect to any amendments to the Work Plan in accordance with Article 2 of the License Agreement.

2.3	Merck shall be entitled to utilize the services of its Affiliates and Third Parties to perform its Work Plan responsibilities. SurModics shall be entitled to utilize the service of Third Parties to perform its Work Plan activities only upon Merck’s prior written consent, or as

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

specifically set forth in the Work Plan. Each Party shall ensure: (a) that all employees and permitted Third Parties involved in the Work Plan are subject to confidentiality provisions at least as stringent as those of this Study Agreement; (b) that each employee and permitted Third Party who works on the Work Plan is qualified by appropriate experience and qualifications to perform the Work Plan work assigned to such employee or permitted Third Party in a capable and professional manner; and (c) that each employee and permitted Third Party who works on the Work Plan has assigned their rights to inventions in a manner consistent with the provisions of Section 7 of this Agreement.

3.	[*]

Merck shall supply, [*] to carry out the Work Plan in accordance with this Study Agreement. [*]

4.	FUNDING OF FEASIBILITY STUDY

The budget for the research and development activities performed in accordance with the Work Plan (“Study Budget”) is attached hereto as Attachment B. [*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

5.	CONFIDENTIALITY

All Information disclosed by one Party to the other Party hereunder shall be maintained in confidence by the receiving Party and shall not be disclosed to any Third Party or used for any purpose except as set forth herein without the prior written consent of the disclosing Party, except to the extent that such Information:
(a)	is known by the receiving Party at the time of its receipt, and not through a prior disclosure by the disclosing Party, as documented by the receiving Party’s business records;

(b)	is in the public domain by use and/or publication before its receipt from the disclosing Party, or thereafter enters the public domain through no fault of the receiving Party;

(c)	is subsequently disclosed to the receiving Party by a Third Party who may lawfully do so and is not under an obligation of confidentiality to the disclosing Party;

(d)	is developed by the receiving Party independently of Information received from the disclosing Party, as documented by the receiving Party’s business records;

(e)	is required to be disclosed by Federal or State law, by a court of competent jurisdiction, or is disclosed to a governmental or other regulatory agency in order to obtain patents or to gain or maintain approval to conduct clinical trials or to market Product, but such disclosure may be only to the extent reasonably necessary to obtain patents or authorizations or as so required by law or a court of competent jurisdiction;

(f)	is deemed necessary by Merck to be disclosed to Related Parties, agents, consultants, and/or other Third Parties for any and all purposes Merck and its Affiliates deem necessary or advisable in the ordinary course of business in accordance with this Study Agreement on the condition that such Third Parties agree to be bound by the confidentiality and non-use obligations contained in this Study Agreement; provided, however, that the term of confidentiality for such Third Parties shall be no less than ten (10) years.
These obligations of confidentiality and non-use shall continue during the term of this Study Agreement and continue until the longer of (i) ten (10) years after termination or expiration of this Study Agreement or (ii) ten (10) years after termination or expiration of the License Agreement.

6.	REPORTS

SurModics shall maintain records, in sufficient detail and in good scientific manner appropriate for patent purposes which shall fully and properly reflect all work done and all results achieved in performance of the Work Plan. Upon completion of the Feasibility Study, SurModics shall provide a complete written report of the Feasibility Study results to Merck (hereinafter the “Feasibility Report”) within fifteen (15) days after completion of the Feasibility Study. In addition to any other relevant results and information, the Feasibility Report shall contain such information as specified in the Work Plan.

Merck shall have the right, during normal business hours and upon reasonable notice, to inspect and copy all documents generated by SurModics relating to the Feasibility Study. Merck shall maintain such records and the information disclosed therein in confidence in accordance with Section 5. Merck shall have the right to arrange for its employees and/or consultants involved in the activities contemplated hereunder to visit the offices and laboratories of SurModics and any of its Third Party contractors as permitted under Section 2.3 during normal business hours and upon reasonable notice, and to discuss the Feasibility Study work and its results in detail with the technical personnel of SurModics. Upon request, SurModics shall provide Merck with copies of all records related to the Feasibility Study.

7.	INVENTIONS

7.1	Ownership of Information and Inventions. The entire right, title and interest in:
(a)	SurModics Program Technology [*]

(b)	Merck Program Information and Inventions [*]; and

(c)	Joint Program Information and Inventions shall be owned [*]. Subject to the licenses granted under Article 3 of the License Agreement and the exclusive efforts obligations set forth in Section 2.11 thereof, [*], without obligation to account to the other for exploitation thereof, or to seek consent of the other Party for the grant of any license thereunder.

Within thirty (30) days following the end of each Calendar Quarter during the term of this Agreement, (i) SurModics shall disclose to Merck in writing all SurModics Program Technology and Joint Program Information and Inventions developed or invented by employees of SurModics or its Affiliates or Third Parties acting on behalf of SurModics or its Affiliates during such Calendar Quarter, and (ii) Merck shall promptly disclose to SurModics in writing all Joint Program Information and Inventions and Merck Information and Inventions

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

developed or invented by employees of Merck or its Affiliates or Third Parties acting on behalf of Merck or its Affiliates during such Calendar Quarter.
7.2	Inventorship. Inventorship of inventions, whether or not patentable, conceived and/or reduced to practice by the Parties in the course of exercising rights or performing obligations pursuant to this Study Agreement, all related intellectual property rights, and all other information developed in the course of the Parties’ exercise of rights under or performance of this Agreement shall be determined in accordance with the rules of inventorship under United States patent laws.

8.	PUBLICATION

Any publication of the Feasibility Study results by either Party shall be in accordance with Section 4.3 of the License Agreement.

9.	COMPLIANCE WITH LAW

Each Party shall conduct its respective tasks under the Work Plan in accordance with all applicable laws, rules and regulations. In addition, if animals are used as part of the Work Plan, SurModics will comply with the Animal Welfare Act or any other applicable local, state, national and international laws or regulations relating to the care and use of laboratory animals. Merck encourages SurModics to use the highest standards, such as those set forth in the Guide for the Care and Use of Laboratory Animals (NRC, 1996), for the humane handling, care and treatment of such research animals. Any animals which receive the [*] in the course of the investigation, or products derived from those animals, such as eggs or milk, will not be used for food purposes, nor will these animals be used for commercial breeding purposes. SurModics will notify Merck in writing of any deviations from applicable regulatory or legal requirements. SurModics hereby certifies that it will not and has not employed or otherwise used in any capacity the services of any person debarred under Section 21 USC 335a in performing any Feasibility Study hereunder.

10.	LIABILITY

Merck assumes no responsibility and shall have no liability for the nature, conduct or results of any research, testing or other work performed hereunder. THE [*] IS SUPPLIED “AS IS” AND IS PROVIDED WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED. SURMODICS ACKNOWLEDGES

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

THAT THE [*] IS EXPERIMENTAL IN NATURE AND MAY HAVE UNKNOWN HAZARDOUS CHARACTERISTICS, IT IS AWARE OF THE RISKS OF WORKING WITH EXPERIMENTAL MATERIALS AND THAT IT WILL STRICTLY ADHERE TO PROPER LABORATORY PROCEDURES FOR HANDLING CHEMICALS WITH UNKNOWN HAZARDS.

11.	TERM AND TERMINATION

11.1	Term. This Agreement shall continue in effect for a period of [*] from the date first written above unless earlier terminated pursuant to this Section 11.

11.2	Termination for Convenience. Merck may terminate this Study Agreement upon thirty (30) days’ written notice to SurModics.

11.3	Termination for Breach. Either party shall have the right to terminate this Study Agreement upon thirty (30) days written notice to the other, in the event that the other party shall commit any serious or persistent breach of any material provision of this Study Agreement; provided, however, that if the Party receiving such notice of termination shall cure such breach within said (30) day period, or take steps to begin such cure if the cure cannot be fully effectuated in the thirty (30) day period, the Study Agreement shall continue in full force and effect.

11.4	Termination Triggered by Termination of License Agreement. Termination of the License Agreement shall constitute and have the effect of termination of this Study Agreement.

11.5	Effect of Termination. In the event of termination of this Study Agreement pursuant to Section 11.2 above, Merck shall reimburse SurModics for the pro-rata costs incurred in performance of the Work Plan and for any non-cancelable commitments made up to the date of termination; provided, however, that in no case will reimbursement under this Study Agreement exceed the amount specified in the Study Budget. If this Study Agreement is terminated pursuant to Section 11.3 above, then in addition to any other remedies available to Merck under the License Agreement, no such reimbursement will be paid by Merck to SurModics. Upon termination of this Study Agreement, or at any other time that Merck may request, SurModics agrees to return all Candidate Compound and all documents generated by SurModics in connection with the Feasibility Study to Merck.

12.	SURVIVAL

The provisions of [*] and all definitions relating to the foregoing, shall survive termination or expiration of this Study Agreement.

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

13.	NOTICES

Any notices required or provided by the terms of this Study Agreement shall be in writing, addressed in accordance with this Section, and shall be delivered personally or sent by certified or registered mail, return receipt requested, postage prepaid or by nationally-recognized express courier services providing evidence of delivery. The effective date of any notice shall be the date of first receipt by the receiving Party. Notices shall be sent to the addressee given below or to such other addressee as the Party to whom notice is to be given may have provided to the other Party in writing in accordance with this provision.

If to Merck:	Attn: [*]
Merck & Co., Inc.
[*] [*]
[*]

With a copy to:	[*]
Merck & Co., Inc.
P.O. Box 100
One Merck Drive
Whitehouse Station, NJ 08889-0100

If to SurModics:	Chief Executive Officer
SurModics, Inc.
9924 West 74th Street
Eden Prairie, MN 55344
Fax: 952-829-2743

With a copy to:	SurModics, Inc.
One Corporate Park
Suite 150
Irvine, CA 92606
Attn: Paul A. Lopez
Fax: 949-387-7465

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

14.	REPRESENTATIONS, WARRANTIES AND INDEMNIFICATION PROVISIONS OF LICENSE AGREEMENT

The representations and warranties relating to SurModics Program Technology contained in the License Agreement are true and correct as of the date of this Study Agreement and shall apply hereto.

15.	INCORPORATION OF THE LICENSE AGREEMENT

The Parties expressly acknowledge and agree that the provisions of the License Agreement are incorporated by reference herein, or by their terms otherwise apply hereto, and further agree that such provisions shall be given full effect in interpreting and enforcing this Study Agreement. In the event of any inconsistency between this Study Agreement and the License Agreement, the License Agreement shall control.

16.	COUNTERPARTS

This Study Agreement may be executed (by facsimile or otherwise) in one or more counterparts, each of which shall for all purposes be deemed an original and all of which shall constitute one and the same agreement.

IN WITNESS WHEREOF, the Parties have executed this Study Agreement as of the date first set forth above.

MERCK & CO., INC.	SURMODICS, INC.

By:	By:
Name:	Name:
Title:	Title:

[*]
[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

[*]
[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

[*]
[*]
[*]
[*]
[*]
[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

SCHEDULE 4.4
FORM OF PRESS RELEASE
See Attached.

[*]
[*]
[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.
 x1

[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]

[*]	[*]
[*]	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]
	[*]	[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.
 x1i

[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.
 x1ii

[*]
[*]
[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.
 x1iii

SCHEDULE 7.2
THIRD PARTIES WITH PATENT PROSECUTION RIGHTS
[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.
 x1iv